                                CREDIT AGREEMENT


       WILD OATS MARKETS, INC., a Delaware corporation (the "Company"), and BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION, a national banking association with its principal office in Indianapolis, Indiana, (the "Bank") agree as follows:

       Section 1. ACCOUNTING TERMS -- DEFINITIONS. All accounting and financial terms used in this Agreement are used with the meanings such terms would be given in accordance with generally accepted accounting principles except as may be otherwise specifically provided in this Agreement. The following terms have the meanings indicated when used in this Agreement with the initial letter capitalized:

       o "Adjusted Earnings" means an amount equal to the excess of (a) the product of three times the lesser of (i) the Company's Adjusted EBITDA for the twelve consecutive months ending as of the end of the month immediately preceding the date as of which the Adjusted Earnings is being calculated or (ii) the product of two times the Company's Adjusted EBITDA for the six consecutive months ending as of the end of the month immediately preceding the date as of which the Adjusted Earnings is being calculated over (b) the Company's aggregate Subordinated Debt.

       o "Adjusted Earnings Certificate" means a certificate of the Company signed by an appropriate officer indicating the amount of the Adjusted Earnings as of a stated date and in such form and showing such detail as the Bank may reasonably require.

       o "Adjusted EBITDA" means the amount equal to EBITDA for any accounting period plus all pre-opening expenses incurred during such accounting period, provided that pre-opening expenses in excess of $250,000.00 for any one store shall not be included in such calculation.

       o       "Advance" means a disbursement of proceeds of the Revolving
               Loan.

       o "Agreement" means this Credit Agreement between the Company and the Bank, as it may from time to time be amended.

       o "Applicable Rate" means any of the Applicable Commission Rate, the Applicable Unused Fee or the Applicable Spread, as the context requires, and when used in the plural form refers to two or more of the Applicable Commission Rate, the Applicable Unused Fee and the Applicable Spread, as the context requires. The Applicable Rate shall be determined by reference to the ratio of the Company's Total Funded Debt to its Total Capitalization in accordance with the following table:

                                           Unused         Applicable Spread        Commission
                  Ratio                     Fee           Prime Rate   LIBOR          Rate
                  -----                    ------        --------------------      ---------
               .40 to 1.0 or
                greater                    .375%           .50%            2.50%      1.50%

               .35 to 1.0 or
                greater, but less
                than .40 to 1.0            .375%           .25%            2.25%     1.375%

               .30 to 1.0 or
                greater, but less
                than .35 to 1.0            .250%           .00%            2.00%     1.250%

               less than .30 to 1.0        .250%           .00%            1.75%     1.000%

               Initially the Applicable Rate shall be the largest spread shown on the above table. After the Closing Date, the Applicable Rate shall be determined on the basis of the financial statements of the Company for each fiscal quarter furnished to the Bank pursuant to the requirements of the Credit Agreement, with prospective effect for the following fiscal quarter; provided that a reduction in the Applicable Rate shall only be effective if the Company meets the requirements for a decreased Applicable Rate for at least two (2) consecutive fiscal quarters, and provided further that at any time the Company makes an acquisition, the Applicable Rate shall be determined on the basis of the pro-forma financial statements of the Company furnished to the Bank at the time of such acquisition with prospective effect for the remainder of the fiscal quarter in which such acquisition occurred. Interest or fees will accrue and be payable in any fiscal quarter on the basis of the Applicable Rate in effect during the preceding fiscal quarter or partial fiscal quarter until an adjustment is made under the provisions of this subsection. The Applicable Rate shall be adjusted on the first day of the calendar month which follows receipt by the Bank of the financial statements upon which such adjustment is based, but such adjustment shall not be effective as to any LIBOR-based Rate elected prior to the date of such adjustment until the expiration of the period of time for which such LIBOR-based Rate shall have been elected by the Company.
               In the
               event that the Company fails to deliver the financial statements and compliance certificates required under the Credit Agreement for any month which ends a fiscal quarter, then the Applicable Rate shall be the largest spread shown on the above table from the date such financial statements were required to be delivered until the first day of the calendar month which follows delivery to the Bank of such financial statements.

       o "Applicable Commission Rate" means the rate at which the fee for each letter of credit issued for the account of the Company under the terms of this Agreement will be calculated.

       o "Applicable Spread" means the number of percentage points to be taken into account in calculating the per annum rate at which interest will accrue on the Loan.

       o "Applicable Unused Fee" means the percentage to be taken into account in calculating the unused facility fee.

       o "Application for Revolving Loan Advance" or "Application" means a written application of the Company for a disbursement of proceeds of the Revolving Loan substantially in the form of Exhibit "A" attached hereto.

       o "Authorized Officer" means the President, Vice President/Secretary or the Treasurer/Chief Financial Officer of the Company or such other officer whose authority to perform acts to be performed only by an Authorized Officer under the terms of this Agreement is evidenced to the Bank by a certified copy of an appropriate resolution of the Board of Directors of the Company.

       o       "Bank" is used as defined in the preamble.

       o "Banking Day" means a day on which the principal office of the Bank in the City of Indianapolis, Indiana, is open for the purpose of conducting substantially all of the Bank's business activities.

       o       "Code" means the Internal Revenue Code of 1986, as amended.

       o "Commitment" means the agreement of the Bank to extend the Revolving Loan to the Company until the Revolving Loan Maturity Date, and if the context so requires, the term may also refer to the maximum principal amount which is permitted to be outstanding under the Revolving Loan at any time.

       o "Companies" means, collectively, the Company and all of its Subsidiaries.

       o       "Company" is used as defined in the Preamble.

       o "EBITDA" means the net income of the Company for any accounting period plus the sum of (i) income tax expense and (ii) interest, depreciation and amortization expense for such accounting period, all determined in accordance with generally accepted accounting principles.

       o "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

       o       "Event of Default" means any of the events described in Section
               8.

       o "Fiscal Quarter" means a fiscal quarter of the Company consisting of thirteen (13) consecutive weeks.

       o       "Guaranty Agreement" is used as defined in Section 4.d.

       o "Hazardous Substance" means any hazardous or toxic substance regulated by any federal, state or local statute or regulation including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Toxic Substance Control Act, or by any federal, state or local governmental agencies having jurisdiction over the control of any such substance including but not limited to the United States Environmental Protection Agency.

       o       "Letter of Credit" is used as defined in Section 2.a(vii).

       o "LIBOR-based Rate" means that per annum rate of interest which is equal to the sum of the LIBOR Applicable Spread per annum plus the London Interbank Offered Rate.

       o "LIBOR Applicable Spread" means the number of percentage points to be taken into account in calculating the LIBOR-based Rate.

       o "London Interbank Offered Rate" means the per annum rate of interest, as determined by the Bank, at which dollar deposits in immediately available funds are offered to the principal banks in the London interbank market by other principal banks in that market two Banking Days prior to the commencement of a period of either one month, three months or six months for which the Company shall have requested a quotation of the rate in amounts equal to the amount for which the Company shall have requested a quotation of the rate, increased by an amount equal to any increase, as determined by the Bank, in the cost to the Bank of obtaining such deposits resulting from the imposition of any additional reserves or from any increase in the amount of reserves presently required by any United States or foreign governmental authority including, but not limited to, any marginal or extraordinary reserves imposed to give effect to monetary policy. Any determination by the Bank of increased costs of maintaining deposits made pursuant to the provisions of the preceding sentence shall be final, absent manifest error.

       o       "Loan" means the Revolving Loan.

       o "Loan Document" means any of this Agreement, the Revolving Note, the Security Agreement, the Guaranty Agreement, any and all Reimbursement Agreements and any other instrument or document which evidences or secures the Loan or which expresses an agreement as to terms applicable to the Loan, and in the plural means any two or more of the Loan Documents, as the context requires.

       o       "Note" means the Revolving Note.

       o "Obligations" means all obligations of the Company in favor of the Bank of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including but not limited to: (i) all of such obligations on account of the Loan, including any Advances made pursuant to any extension of the Commitment beyond the initial Revolving Loan Maturity Date or pursuant to any other amendment of this Agreement, (ii) the duty of the Company under
               Section 2.a(vii) to reimburse the Bank with interest for all amounts paid by the Bank on account of a Letter of Credit and to pay all commissions and fees on account thereof and (iii) all other obligations arising under any Loan Document as amended from time to time.

       o "Officer's Certificate" means a certificate in the form included as a part of Exhibit "A" attached hereto signed by the chief executive officer or the chief financial officer of the Company, confirming that all of the representations and warranties contained in Section 3 of this Agreement are true and correct as of the date of such certificate except as specified therein and with the further exceptions that: (i) the representation contained in Section 3.d shall be construed so as to refer to the latest financial statements which have been furnished to the Bank as of the date of any Officer's Certificate, (ii) the representations contained in Section 3.k (with respect to Hazardous Substances) will be construed so as to apply not only to the Company, but also to any Subsidiaries, whether now owned or hereafter acquired, (iii) the representation contained in Section 3.l shall be deemed to be amended to reflect the existence of any Subsidiary hereafter formed or acquired by the Company with the consent of the Bank, and (iv) all other representations will be construed to have been amended to conform with any changes of which the Company shall have previously given the Bank notice in writing. The Certificate shall further confirm that no Event of Default or Unmatured Event of Default shall have occurred and be continuing as of the date of the Certificate or shall describe any such event which shall have occurred and be then continuing and the steps being taken by the Company to correct it.

       o       "Optional Rate" means a LIBOR-based Rate.

       o "Plan" means an employee pension benefit plan as defined in ERISA.

       o "Prepayment Premium" means the excess, if any, as determined by the Bank of: (i) the present value at the time of prepayment of the interest payments which would have been payable on account of an amount prepaid from the date of prepayment until the end of the period during which interest would have accrued at an Optional Rate but for prepayment over (ii) the present value at the time of prepayment of interest payments calculated at the rate (the "Reinvestment Rate") which the Bank then estimates it would receive upon reinvesting the principal amount of the prepayment in an obligation which presents a credit risk substantially similar (as determined in accordance with the commercial credit rating system then used by the Bank) to that which is then presented by the Loan for a period approximately equal to the balance of the period during which interest would accrue on the portion of the Loan prepaid at an Optional Rate, but for prepayment. The discount rate used by the Bank in determining such present values shall be the Reinvestment Rate.

       o "Prime-based Rate" means any variable rate at which interest may accrue on all or a portion of either of the Loans under the terms of this Agreement, which rate is determined by reference to the Prime Rate.

       o "Prime Rate" means a variable per annum interest rate equal at all times to the rate of interest established and quoted by the Bank as its Prime Rate, such rate to change contemporaneously with each change in such established and quoted rate, provided that it is understood that the Prime Rate shall not necessarily be representative of the rate of interest actually charged by the Bank on any loan or class of loans.

       o "Prime Rate Applicable Spread" means the number of percentage points to be taken into account in calculating the Prime-based Rate at which interest will accrue on the Loan.

       o       "Reimbursement Agreement" is used as defined in Section
               2.a(vii).

       o "Reinvestment Rate" is used as defined in the text of the definition of "Prepayment Premium" in this Section.

       o       "Revolving Loan" is used as defined in Section 2.a(i).

       o "Revolving Loan Maturity Date" means initially February 28, 2002, and hereafter any other date to which the Commitment may be extended by the Bank pursuant to the terms of Section 2.a(iv).

       o       "Revolving Note" is used as defined in Section 2.a(ii).

       o       "Security Agreement" is used as defined in Section 4.a.

       o "Subordinated Debt" means indebtedness of the Company which is subordinated to the indebtedness of the Company to the Bank under the terms of the Subordination Agreement and any other indebtedness of the Company which is subordinated to the Company's indebtedness to the Bank on substantially similar terms.

       o       "Subordination Agreement" is used as defined in Section 4.c.

       o "Subsidiary" means any corporation, partnership, joint venture or other business entity over which the Company exercises control, provided that it shall be conclusively presumed that the Company exercises control over any such entity 51% or more of the equity interest in which is owned by the Company, directly or indirectly.

       o "Tangible Capital Base" means the shareholders' equity of the Company less any allowance for goodwill, patents, trademarks, trade secrets, and any other assets which would be classified as intangible assets under generally accepted accounting principles, plus the principal amount of the Company's Subordinated Debt.

       o "Total Capitalization" means, as of any date, the sum of the Total Funded Debt plus shareholders' equity.

       o "Total Funded Debt" means, as of any date, the sum of the following (without duplication): (i) all interest-bearing indebtedness of the Company and its Subsidiaries as of such date which would be reflected on a consolidated balance sheet of the Company and its Subsidiaries prepared as of such date in accordance with generally accepted accounting principles and
               (ii) the present value of all obligations in respect of capital leases incurred by the Company and its Subsidiaries.

       o       "Unmatured Event of Default" means any event specified in
               Section 8, which is not initially an Event of Default, but which would, if uncured, become an Event of Default with the giving of notice or the passage of time or both.

       Section 2. THE LOANS. Subject to all of the terms and conditions of this Agreement, the Bank will make the Loan described in this Section to the Company.

       a. The Revolving Loan. The Bank will make a revolving loan to the Company on the following terms and subject to the following conditions:

                (i) The Commitment -- Use of Proceeds -- Principal Reductions. From this date and until the Revolving Loan Maturity Date, the Bank agrees to make Advances (collectively, the "Revolving Loan") under a revolving line of credit from time to time to the Company of amounts not exceeding in the aggregate at any time outstanding the lesser of Twenty Million and 00/100 Dollars ($20,000,000.00) (the "Commitment") or the Adjusted Earnings, provided that all of the conditions of lending stated in Section 7 of this Agreement as being applicable to the Revolving Loan have been fulfilled at the time of each Advance and provided further that the Commitment shall decrease to Fifteen Million and 00/100 Dollars ($15,000,000.00) on March 31, 1998, and shall decrease by $937,500.00 at each calendar quarter end thereafter (each such amount referred to in this subsection as a "Principal Reduction"). The Company shall pay such amounts as are required to reduce the outstanding principal balance of the Revolving Loan to the Commitment less the aggregate amount of the scheduled Principal Reductions, including the Principal Reduction due on such date, on each date that a Principal Reduction is required. Proceeds of the Revolving Loan may be used by the Company only to fund general working capital requirements of the Company, to finance capital expenditures and acquisitions and to repay existing indebtedness of the Company.

               (ii) Method of Borrowing. The obligation of the Company to repay the Revolving Loan shall be evidenced by a promissory note (the "Revolving Note") of the Company in the form of Exhibit "B." So long as no Event of Default or Unmatured Event of Default shall have occurred and be continuing and until the Revolving Loan Maturity Date, the Company may borrow, repay (subject to the requirements of Section 2.b(i)B) and reborrow under the Revolving Note on any Banking Day, provided that no borrowing may cause the principal balance of the Loan to exceed the lesser of the Commitment or the Adjusted Earnings or may result in an Event of Default or an Unmatured Event of Default. Each Advance under the Revolving Loan shall be conditioned upon receipt by the Bank from the Company of an Application for Revolving Loan Advance and an Officer's Certificate, provided that the Bank may, at its discretion, make a disbursement upon the oral request of the Company made by an Authorized Officer, or upon a request transmitted to the Bank by telephone facsimile ("fax") machine, or by any other form of written electronic communication (all such requests for Advances being hereafter referred to as "informal requests"). In so doing, the Bank may rely on any informal request which shall have been received by it in good faith from a person reasonably believed to be an Authorized Officer. Each informal request shall be promptly confirmed by a duly executed Application and Officer's Certificate if the Bank so requires and shall in and of itself constitute the representation of the Company that no Event of Default or Unmatured Event of Default has occurred and is continuing or would result from the making of the requested Advance and that the making of the requested Advance shall not cause the principal balance of the Revolving Loan to exceed the lesser of the Commitment or the Adjusted Earnings. All borrowings and reborrowings and all repayments shall be in amounts of not less than One Hundred Thousand Dollars ($100,000.00) and increments of Ten Thousand Dollars

                        ($10,000.00) thereafter, except for repayment of the entire principal balance of the Revolving Loan and except for special prepayments of principal required under the terms of Section 2.a(v). Upon receipt of an Application, or at the Bank's discretion upon receipt of an informal request for an Advance and upon compliance with any other conditions of lending stated in Section 7 of this Agreement applicable to the Revolving Loan, the Bank shall disburse the amount of the requested Advance to the Company. All Advances by the Bank and payments by the Company shall be recorded by the Bank on its books and records, and the principal amount outstanding from time to time, plus interest payable thereon, shall be determined by reference to the books and records of the Bank. The Bank's books and records shall be presumed prima facie to be correct as to such matters.

           (iii) Interest on the Revolving Loan. The principal amount of the Revolving Loan outstanding from time to time shall bear interest until maturity of the Revolving Note at a rate per annum equal to the Prime Rate plus the Prime Rate Applicable Spread, except that at the option of the Company, exercised from time to time as provided in Section 2.b(i), interest may accrue prior to maturity on any Advance or on the entire outstanding balance of the Revolving Loan which Advance or balance is not less than One Million Dollars ($1,000,000.00) and increments of One Hundred Thousand Dollars ($100,000.00) thereafter and as to which no Optional Rate previously elected remains in effect, at a LIBOR-based Rate for a period of 30, 90 or 180 days, provided that an election of an Optional Rate for a period extending beyond the Revolving Loan Maturity Date shall be permitted only at the discretion of the Bank. After maturity, whether on the Revolving Loan Maturity Date or on account of acceleration of maturity upon the occurrence of an Event of Default, and until paid in full, the Revolving Loan shall bear interest at a per annum rate equal to the Prime Rate plus two percent (2%) plus the Prime Rate Applicable Spread, except that as to any portion of the Loan for which the Company may have elected an Optional Rate for a period of time that has not expired at maturity, such portion shall, during the remainder of such period, bear interest at a per annum rate equal to the greater of the Prime Rate plus two percent (2%) plus the Prime Rate Applicable Spread or the Optional Rate then in effect plus two percent (2%) per annum. Accrued interest shall be due and payable monthly on the last Banking Day of each month prior to maturity. After maturity, interest shall be payable as accrued and without demand.

               (iv) Extensions of Revolving Loan Maturity Date. The Bank may, upon the request of the Company, but at the Bank's sole discretion, extend the Revolving Loan Maturity Date from time to time to such date or dates as the Bank may elect by notice in writing to the Company, and upon any such extension and upon execution and delivery by the Company of a Revolving Note reflecting the extended maturity date, the date to which the Commitment is then extended will become the "Revolving Loan Maturity Date" for purposes of this Agreement.

                (v) Special Repayments of Principal. At any time the principal balance of the Revolving Loan exceeds the Adjusted Earnings, as determined on the basis of the most recent Adjusted Earnings Certificate furnished by the Company or as determined by the Bank upon an inspection of the books and records of the Company, the Company shall immediately repay that portion of the principal balance of the Revolving Loan which is in excess of the Adjusted Earnings. Such repayment shall be due without demand. For purposes of this subsection, the principal balance of the Revolving Loan shall be deemed to include an amount equal to the total amount of all Letters of Credit which are outstanding from time to time.

               (vi) Facility Fee. In addition to interest on the Revolving Loan, the Company shall pay to the Bank a facility fee for each partial or full calendar quarter during which the Commitment is outstanding equal to the Applicable Unused Fee per annum of the average daily excess of the Commitment over the principal balance of the Revolving Loan. Facility fees for each calendar quarter shall be due and payable within ten (10) days following the Bank's submission of a statement of the amount due. Such fees may be debited by the Bank when due to any demand deposit account of the Company carried with the Bank without further authority.

           (vii) Standby Letters of Credit. At any time that the Company is entitled to an Advance under the Revolving Loan, the Bank shall, upon the application of the Company, issue for the account of the Company, a standby letter of credit (each a "Letter of Credit") in an amount not in excess of the maximum Advance that the Company would then be entitled to obtain under the Revolving Loan, provided that (A) the total amount of Letters of Credit which are outstanding at any time shall not exceed $2,500,000.00, (B) the issuance of any Letter of Credit with a maturity date beyond the Revolving Loan Maturity Date shall be entirely at the discretion of the Bank, (C) the form of the requested Letter of Credit shall be satisfactory to the Bank in the reasonable exercise of the Bank's discretion, and
                        (D) the Company shall have executed an application and reimbursement agreement for the Letter of Credit (a "Reimbursement Agreement") in the Bank's standard form. While any Letter of Credit is outstanding, the maximum amount of Advances which may be outstanding under the Revolving Loan shall be reduced by the maximum amount available to be drawn under the Letter of Credit. The Company shall pay the Bank a commission for each standby Letter of Credit issued calculated at the Applicable Commission Rate per annum of the maximum amount available to be drawn under the standby Letter of Credit. Such commissions shall be calculated on the basis of a 360 day year and the actual number of days in the period during which the standby Letter of Credit will be outstanding. The Company shall pay the Bank's standard transaction fees with respect to any transactions occurring on account of any Letter of Credit. Commissions shall be payable when the related Letters of Credit are issued and transaction fees shall be payable upon completion of the transaction as to which they are charged. All such commissions and fees may be debited by the Bank to any deposit account of the Company carried with the Bank without further authority, and in any event, shall be paid by the Company within ten (10) days following billing.

       b. Additional Provisions Applicable to the Loan. The following provisions are applicable to the Loan:

                (i) Procedures for Electing Optional Rates -- Certain Effects of Election. Optional Rates may be elected only in accordance with the following procedures, shall be subject to the following conditions and the election of an Optional Rate shall have the following consequences in addition to other consequences stated in this Agreement:

                        A. No Optional Rate may be elected at any time that an Event of Default or Unmatured Event of Default has occurred and is continuing.

                        B. Voluntary prepayment prior to scheduled maturity of all or any portion of the Loan on which interest is accruing at an Optional Rate shall be subject to contemporaneous payment of the Prepayment Premium if, at the time of prepayment, the Reinvestment Rate is less than the Optional Rate at which interest accrues on the Loan. A Prepayment Premium shall also be due and payable on prepayment of all or any portion of the Loan prior to scheduled maturity because of acceleration of maturity on account of an Event of Default if, at the time of acceleration of maturity, the Reinvestment Rate is less than the Optional Rate at which interest is accruing on the Loan. If any portion of the principal balance of the Revolving Loan is required to be prepaid in order to reduce the balance of the Revolving Loan to an amount equal to the Adjusted Earnings or if any portion of the Revolving Loan is required to be paid on account of a Principal Reduction required under the provisions of Section 2.a(i), and while interest is accruing on such portion at an Optional Rate, then a Prepayment Premium shall be due and payable in addition to the principal amount required to be prepaid, if, at the time such principal payment is required, Reinvestment Rate is less than the Optional Rate at which interest is accruing on such portion of the Loan. If at the time of any voluntary or mandatory prepayment of any portion of the principal of the Loan, interest accrues at both an Optional Rate or Rates and at a Prime-based Rate on portions of the Loan, then any prepayment of principal will be applied first to the portion of the Loan on which interest accrues at the Prime-based Rate and next to the portion or portions at which interest accrues at an Optional Rate or Rates, and if interest accrues on the Loan at more than one Optional Rate, first to that portion or those portions on which interest accrues at a Rate or Rates which results in no Prepayment Premium or the lowest Prepayment Premium or Premiums.

                        C. On any Banking Day, the Company may request a quotation of the Optional Rates then in effect from the Bank. As soon as possible, and in any event before the close of business on the next following Banking Day, the Bank shall quote such Optional Rates. The Company shall then have until the end of the Banking Day on which such quotation is given or within such shorter time as the Bank may specify, to exercise its option to elect any Optional Rate quoted, subject to all other conditions and limitations stated in this Agreement. The period for which any Optional Rate is effective shall begin on the second Banking Day following the day on which the quotation is given.

                        D. An election of an Optional Rate may be communicated to the Bank on behalf of the Company only by an Authorized Officer. Such election may be communicated by telephone, or by telephone facsimile (fax) machine or any other form of written electronic communication, or by a writing delivered to the Bank. At the request of the Bank, the Company shall confirm any election in writing and such written confirmation shall be signed by an Authorized Officer. The Bank shall be entitled to rely on any oral or written electronic communication of an election of an Optional Rate which is received by an appropriate Bank employee from anyone reasonably believed in good faith by such employee to be an Authorized Officer.

                        E. Notwithstanding any other provision of this Agreement, the Bank may elect not to quote a LIBOR-based Rate on any day on which the Bank has determined that it is not practical to quote such rate because of the unavailability of sufficient funds to the Bank for appropriate terms at rates approximating the relevant London Interbank Offered Rate, or because of legal or regulatory changes which make it impractical or burdensome for the Bank to lend money at a LIBOR-based Rate.

               (ii) Calculation of Interest, Fees and Commissions. Interest on the Loan and any fees or commissions payable under the terms of this Agreement shall be calculated on the basis of a year of 360 days.

              (iii) Manner of Payment - Application. All payments of principal and interest on the Loan and all payments of fees and commissions shall be payable at the principal office of the Bank in Indianapolis, Indiana, in funds available for the Bank's immediate use in that city and no payment will be considered to have been made until received in such funds. All payments received on account of the Loan will be applied first to the satisfaction of any interest which is then due and payable, and to principal only after all interest which is due and payable has been satisfied.

               (iv) Commitment Fee. The Bank acknowledges receipt from the Company of the sum of $100,000.00, either previous to or contemporaneously with the execution of this Agreement, as a fee for the Bank's commitment to make the Loan.

       Section 3. REPRESENTATIONS AND WARRANTIES. To induce the Bank to make the Loans, the Company represents and warrants to the Bank that:

       a. Organization of the Company and the Subsidiaries. The Company is a corporation organized, existing and in good standing under the laws of the State of Delaware and each Subsidiary is a corporation organized, existing and in good standing under the laws of the State of its respective incorporation. The Companies are each qualified to do business in every jurisdiction in which: (i) the nature of the business conducted or the character or location of properties owned or leased, or the residences or activities of employees make such qualification necessary, and (ii) failure so to qualify might impair the title of any of the Companies to material properties or any right to enforce material contracts or result in exposure any of the Companies to liability for material penalties in such jurisdiction. No jurisdiction in which any of the Companies is not qualified to do business has asserted that such corporation is required to be qualified therein. The principal office of each of the Company and the Subsidiaries is located at 1668 Valtec Lane, Boulder, Colorado 80301. The Company does not conduct any material operations or keep any material amounts of property at any other location, except the locations listed in
               Schedule I of Exhibit "D" attached to this Agreement. Neither the Company nor any Subsidiary has done business under any name other than its present corporate name at any time during the six years preceding the date of this agreement except as listed in the "Schedule of Exceptions" attached as Exhibit "C."

       b. Authorization; No Conflict. The execution and delivery of this Agreement, the borrowings hereunder, the execution and delivery of all of the other Loan Documents and the performance by the Company of its obligations under this Agreement and the performance by the Company and each Subsidiary of its respective obligations under all of the other Loan Documents to which it is a party are within the corporate powers of the Company and each Subsidiary, have been duly authorized by all necessary corporate action, have received any required governmental or regulatory agency approvals and do not and will not contravene or conflict with any provision of law or of the articles of incorporation or bylaws of the Company or any Subsidiary or of any agreement binding upon the Company or any Subsidiary or the properties of the Company or any Subsidiary.

       c. Validity and Binding Nature. This Agreement and all of the other Loan Documents to which each is a party are the legal, valid and binding obligations of the Company and each Subsidiary, enforceable against the Company and each Subsidiary in accordance with their respective terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws enacted for the relief of debtors generally and other similar laws affecting the enforcement of creditors' rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies.

       d. Financial Statements. The Company has delivered to the Bank its audited financial statements as of January 1, 1994, and for the fiscal year of the Company then ended and its unaudited interim financial statements as of December 31, 1994, and for the fiscal year then ended. Such statements have been prepared in accordance with generally accepted accounting principles consistently applied except, as to the interim statements, for the absence of footnotes and adjustments normally made at year end which are not material in amount. Such statements present fairly the financial position of the Company as of the dates thereof and the results of its operations for the periods covered and since the date of the latest of such statements there has been no material adverse change in the financial position of the Company or in the results of its operations.

       e. Litigation and Contingent Liabilities. No litigation, arbitration proceedings or governmental proceedings are pending or threatened against the Company or any Subsidiary which would, if adversely determined, materially and adversely affect its financial position or continued operations. Neither the Company nor any Subsidiary has any material contingent liabilities not provided for or disclosed in the financial statements referred to in Section 3.d or in the "Schedule of Exceptions" attached as Exhibit "C."

       f. Liens. None of the assets of the Company or any Subsidiary are subject to any mortgage, pledge, title retention lien, or other lien, encumbrance or security interest except for liens and security interests described in the exceptions enumerated in
               Section 6.b.

       g. Employee Benefit Plans. Each Plan maintained by the Company and each Subsidiary is in material compliance with ERISA, the Code, and all applicable rules and regulations adopted by regulatory authorities pursuant thereto, and the Company and each Subsidiary have filed all reports and returns required to be filed by ERISA, the Code and such rules and regulations. No Plan maintained by the Company or any Subsidiary and no trust created under any such Plan has incurred any "accumulated funding deficiency" within the meaning of Section 412(c)(1) of the Code, and the present value of all benefits vested under each Plan did not exceed, as of the last annual valuation date, the value of the assets of the respective Plans allocable to such vested benefits. Neither the Company nor any Subsidiary has any knowledge that any "reportable event" as defined in ERISA has occurred with respect to any Plan.

       h. Payment of Taxes. The Company and each Subsidiary have filed all federal, state and local tax returns and tax related reports which each is required to file by any statute or regulation and all taxes and any tax related interest payments and penalties that are due and payable have been paid, except for such as are being contested in good faith and by appropriate proceedings and as to which appropriate reserves have been established.
               Adequate provision has been made for the payment when due of all tax liabilities which have been incurred, but are not as yet due and payable.

       i. Investment Company Act. Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

       j. Regulation U. Neither the Company nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. Not more than twenty-five percent (25%) of the consolidated assets of the Company or of any Subsidiary of the Company consists of margin stock, within the contemplation of Regulation U, as amended.

       k. Hazardous Substances. Except as disclosed on the "Schedule of Exceptions" attached as Exhibit "C", to the best knowledge of the Company after due inquiry and investigation; (i) there are no underground storage tanks of any kind on any premises owned or occupied by or under lease to the Company or any Subsidiary;
               (ii) there are no tanks, drums or other containers of any kind on premises owned or occupied by or under lease to the Company or any Subsidiary, the contents of which are unknown to the Company; (iii) no premises owned or occupied by or under lease to the Company or any Subsidiary have ever been used, and as of the date of this Agreement, no such premises are being used for any activities involving the use, treatment, transportation, generation, storage or disposal of any Hazardous Substances in reportable quantities, and (iv) no Hazardous

               Substances in reportable quantities have been released on any such premises nor is there any threat of release of any Hazardous Substances in reportable quantities on any such premises.

       l. Subsidiaries. The only Subsidiaries of the Company as of the date of this Agreement are The Wild Side, Inc., a Colorado corporation, Kathy's Natural Food Ranch Market, Inc., a Nevada corporation ("Kathy's East"), and Kathy's Natural Food Ranch Market-West, Inc., a Nevada corporation ("Kathy's West").

       Section 4. COLLATERAL FOR THE OBLIGATIONS. The Obligations will be secured and supported as provided in this Section:

       a. Security Agreement. The Obligations will be secured by a security interest in all equipment, inventory, accounts receivable and general intangibles of the Company now owned and hereafter acquired and in the proceeds thereof, which security interest will be created by a Security Agreement (the "Security Agreement") in the form attached as Exhibit "D." The Security Agreement will provide a security interest in the collateral described therein subject only to liens and security interests described in the exceptions enumerated in Section 6.b.

       b. Guaranty Agreements. The Obligations will be supported by the unconditional guaranty of prompt payment of each of the Subsidiaries, each of which guaranty shall be evidenced by a Guaranty Agreement (collectively, the "Guaranty Agreements") in the form of Exhibit "E."

       c. Subsidiary Security Agreements. The obligations of each Subsidiary under its respective Guaranty Agreement will be secured by a security interest in all equipment, inventory, accounts receivable and general intangibles of such Subsidiary now owned and hereafter acquired and in the proceeds thereof, which security interest will be created by a Security Agreement (collectively, the "Subsidiary Security Agreements") in the form attached as Exhibit "F." Each Subsidiary Security Agreement will provide a security interest in the collateral described therein subject only to liens and security interests described in the exceptions enumerated in Section 6.b.

       d. Subordination. The indebtedness of the Company to shareholders existing on the date of this Agreement and not paid contemporaneously herewith will be subordinated to the indebtedness of the Company to the Bank under the terms of a Subordination Agreement (the "Subordination Agreement") in the form of Exhibit "G" attached hereto.

       Section 5. AFFIRMATIVE COVENANTS OF THE COMPANY. Until all Obligations of the Company terminate or are paid and satisfied in full, and so long as the Commitment or any Letter of Credit is outstanding, the Company shall strictly observe the following covenants, unless at any time the Bank shall otherwise expressly consent in writing, which consent shall not be unreasonably withheld:

       a. Corporate Existence. The Company shall preserve, and shall cause each Subsidiary to preserve, its corporate existence, except that Kathy's East and Kathy's West may be merged into the Company so long as the Company is the surviving entity.

       b. Reports, Certificates and Other Information. The Company shall furnish to the Bank copies of the following financial statements, certificates and other information:

                (i) Annual Statements. As soon as available and in any event within one hundred twenty (120) days after the close of each fiscal year, consolidated financial statements of the Company and its Subsidiaries for such fiscal year prepared and presented in accordance with generally accepted accounting principles, consistently applied (except for changes in which the independent accountants of the Company concur) in each case setting forth in comparative form corresponding figures for the preceding fiscal year, together with the audit report, unqualified as to scope, of independent certified public accountants approved by the Bank, which approval shall not be unreasonably withheld. In the event that any Subsidiary is formed after the date of this Agreement as provided herein, the Company shall provide supplementary consolidating financial statements of the Company and its Subsidiaries prepared by the Company.

               (ii) Interim Statements. As soon as available and in any event within thirty (30) days after the end of each month, a copy of the consolidated, and in the event that any Subsidiary is formed as provided herein after the date of this Agreement consolidating, interim financial statements of the Company and its Subsidiaries, consisting at a minimum of:

                        A.      the balance sheet as of the end of the month,

                        B. a statement of income for the month and for the partial or full fiscal year ended as of the end of the month, and

                        C.      the operating performance of each
                                store/kitchen/bakery,all in reasonable detail, in each case setting forth in comparative form corresponding figures for the same period in the preceding fiscal year and for the current year's budget, and accompanied by the written representation of the chief financial officer of the Company that such financial statements have been prepared in accordance with generally accepted accounting principles (except that they need not include footnotes and need not reflect adjustments normally made at year end, if such adjustments are not material in amount), consistently applied, (except for changes in which the independent accountants of the Company concur) and present fairly the financial position of the Company and the results of its operation as of the dates of such statements and for the fiscal periods then ended.

              (iii) Certificates. Contemporaneously with the furnishing of each set of financial statements provided for in Sections 5.b(i) and 5.b(ii), an Officer's Certificate.

               (iv) Management Letter. As soon as available and in any event within sixty (60) days after receipt, a copy of any management letter from the Company's independent certified public accountants, together with a copy of any response by the Company to such letter.

                (v) Annual Budget. As soon as available and in any event within sixty (60) days after the close of each fiscal year, a summary of the Budget (including, without limitation, projected capital expenditures, balance sheets, statements of income and of cash flows on a monthly basis) for the following fiscal year.

               (vi) Adjusted Earnings Certificates. Within thirty (30) days after the end of each month, an Adjusted Earnings Certificate as of that month end and promptly as of such other dates as the Bank may reasonably require.

              (vii) Orders. Prompt notice of any orders in any material proceedings to which the Company or any Subsidiary is a party, issued by any court or regulatory agency, federal or state, and if the Bank should so request, a copy of any such order.

             (viii) Notice of Default or Litigation. Immediately upon learning of the occurrence of an Event of Default or Unmatured Event of Default, or the institution of or any adverse determination in any litigation, arbitration proceeding or governmental proceeding which is material to the Company or any Subsidiary, or the occurrence of any event which could have a material adverse effect upon the Company or any Subsidiary, written notice thereof describing the same and the steps being taken with respect thereto.

               (ix) Compliance Certificates. Within thirty (30) days following each month end, a certificate of the Chief Financial Officer or other appropriate officer of the Company demonstrating compliance with the applicable financial covenants stated in Section 5.g and compliance with the covenant limiting new store openings of the Company stated in Section 6.k. Such certificate shall relate the covenants to the month-end figures and shall otherwise be in such form and provide such detail as may be reasonably satisfactory to the Bank.

                (x) Registration Statements and Reports. Promptly upon filing with the Securities and Exchange Commission or any state securities regulatory authority, copies of all registration statements and all periodic and special reports required or permitted to be filed under federal or state securities laws and regulations.

               (xi) Other Information. From time to time such other information concerning the Company or any Subsidiary as the Bank may reasonably request.

       c. Books, Records and Inspections. The Company shall maintain, and shall cause each Subsidiary to maintain, complete and accurate books and records, and permit access thereto by the Bank for purposes of inspection, copying and audit. The Company shall permit, and shall cause each Subsidiary to permit, the Bank to inspect its properties and operations at all reasonable times.

       d. Insurance. In addition to any insurance required by the Security Agreement and the Subsidiary Security Agreements, the Company shall maintain, and shall cause each Subsidiary to maintain, such insurance as may be required by law and such other insurance, to such extent and against such material hazards and liabilities, as is customarily maintained by companies similarly situated. The Company shall name, and shall cause each Subsidiary to name, the Bank as additional loss payee on any such insurance policy under a standard lender's loss payable clause and shall provide a copy of any such policy to the Bank.

       e. Taxes and Liabilities. The Company shall pay, and shall cause each Subsidiary to pay, when due all taxes, material license fees, assessments and other liabilities except such as are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established.

       f. Compliance with Legal and Regulatory Requirements. The Company shall maintain, and shall cause each Subsidiary to maintain, material compliance with the applicable provisions of all federal, state and local statutes, ordinances and regulations and any court orders or orders of regulatory authorities issued thereunder.

       g. Financial Covenants. The Company shall observe, on a consolidated basis, each of the following financial covenants:

               (i) Net Worth. Commencing at the end of the 26-week period ending as of the end of the second Fiscal Quarter of fiscal year 1995 and thereafter for each period of 26 weeks ending as of the end of the second and fourth Fiscal Quarters of each fiscal year, the Company shall maintain its shareholders' equity at a level not less than the shareholders' equity required at the end of the immediately prior 26-week period plus seventy-five percent (75%) of the net income of the Company for the 26-week period then ended, exclusive of any loss.

               (ii) Tangible Capital Base. The Company shall maintain its Tangible Capital Base at a level not less than zero ($0) at the end of each fiscal month.

              (iii) Ratio of Total Funded Debt to Total Capitalization. The Company shall maintain at all times the ratio of Total Funded Debt less Subordinated Debt to Total Capitalization at a level not less than .50 to 1.0.

               (iv) Interest Coverage. For each period of four consecutive Fiscal Quarters ending during any fiscal year, the Company shall maintain an interest coverage ratio of not less than 3.0 to 1.0. For purposes of this covenant, the phrase "interest coverage ratio" means the sum of net income plus, without duplication and to the extent deducted in determining such net income, (A) interest expense and (B) income tax expense; divided by interest expense.

                (v) Fixed Charge Coverage. Commencing March 31, 1998, for each period of four consecutive Fiscal Quarters ending during any fiscal year, the Company shall maintain a fixed charge coverage ratio of not less than 1.25 to
                        1.0. For purposes of this covenant, the phrase "fixed charge coverage ratio" means EBITDA divided by the sum of (A) principal payments paid on term debt during such fiscal period, including capital lease payments, (B) required principal payments made under the Revolving Loan, (C) income taxes paid, (D) interest expense and
                        (E) expenditures for fixed assets.

       h. Primary Banking Relationship. The Company shall maintain its primary concentration and, where practical, its deposit accounts with the Bank or, at the Company's option, with an affiliate of the Bank.

       i. Employee Benefit Plans. The Company shall maintain and shall cause any Subsidiary to maintain, any Plan in material compliance with ERISA, the Code, and all rules and regulations of regulatory authorities pursuant thereto and shall file and shall cause any Subsidiary to file all reports required to be filed pursuant to ERISA, the Code, and such rules and regulations.

       j. Hazardous Substances. If the Company or any Subsidiary should commence the use, treatment, transportation, generation, storage or disposal of any Hazardous Substance in reportable quantities in its operations in addition to those noted in Exhibit "C", the Company shall immediately notify the Bank of the commencement of such activity with respect to each such Hazardous Substance. The Company shall cause any Hazardous Substances which are now or may hereafter be used or generated in the operations of the Company or any Subsidiary in reportable quantities to be accounted for and disposed of in compliance with all applicable federal, state and local laws and regulations. The Company shall notify the Bank immediately upon obtaining knowledge that:

                (i) any premises which have at any time been owned or occupied by or have been under lease to the Company or any Subsidiary are the subject of an environmental investigation by any federal, state or local governmental agency having jurisdiction over the regulation of any Hazardous Substances, the purpose of which investigation is to quantify the levels of Hazardous Substances located on such premises, or

               (ii) the Company or any Subsidiary has been named or is threatened to be named as a party responsible for the possible contamination of any real property or ground water with Hazardous Substances, including, but not limited to the contamination of past and present waste disposal sites.

               If the Company or any Subsidiary is notified of any event described at items (i) or (ii) above, the Company shall immediately engage, or shall cause the Subsidiary to engage, a firm or firms of engineers or environmental consultants appropriately qualified to determine as quickly as practical the extent of contamination and the potential financial liability of the Company or the Subsidiary with respect thereto, and the Bank shall be provided with a copy of any report prepared by such firm or by any governmental agency as to such matters as soon as any such report becomes available to the Company. The selection of any engineers or environmental consultants engaged pursuant to the requirements of this Section shall be subject to the approval of the Bank, which approval shall not be unreasonably withheld.

       Section 6. NEGATIVE COVENANTS OF THE COMPANY. Until all Obligations of the Company terminate or are paid and satisfied in full, and so long as the Commitment or any Letter of Credit is outstanding, the Company shall strictly observe the following covenants, unless at any time the Bank shall otherwise expressly consent in writing:

       a. Restricted Payments. The Company shall not purchase or redeem anymore than ten percent (10%) of the issued and outstanding shares of the capital stock of the Company during the term of this Agreement or declare or pay any dividends thereon except for dividends payable entirely in capital stock, provided that the Company may redeem any class of Preferred Stock at the time of any election by the holders of such Preferred Stock under the provisions of the Company's Articles of Incorporation, as amended or restated from time to time, a certified copy of which shall have been provided to the Bank contemporaneously with the execution of this Agreement, so long as no Event of Default or Unmatured Event of Default shall have occurred and be continuing or would result from such redemption. The Company shall not make any other distributions to shareholders as shareholders, or set aside any funds for any such purpose, or prepay, purchase or redeem any subordinated indebtedness of the Company.

       b. Liens. The Company shall not create or permit, and shall not permit any Subsidiary to create or permit, to exist any mortgage, pledge, title retention lien or other lien, encumbrance or security interest (all of which are hereafter referred to in this subsection as a "lien" or "liens") with respect to any property or assets now owned or hereafter acquired except:

                (i) liens in favor of the Bank created pursuant to the requirements of this Agreement or otherwise;

               (ii) any lien or deposit with any governmental agency required or permitted to qualify the Company or such Subsidiary to conduct business or exercise any privilege, franchise or license, or to maintain self-insurance or to obtain the benefits of or secure obligations under any law pertaining to workmen's compensation, unemployment insurance, old age pensions, social security or similar matters, or to obtain any stay or discharge in any legal or administrative proceedings, or any similar lien or deposit arising in the ordinary course of business;

              (iii) any mechanic's, workmen's, repairmen's, carrier's, warehousemen's or other like liens arising in the ordinary course of business for amounts not yet due and for the payment of which adequate reserves have been established, or deposits made to obtain the release of such liens;

               (iv) easements, licenses, minor irregularities in title or minor encumbrances on or over any real property which do not, in the judgment of the Bank, materially detract from the value of such property or its marketability or its usefulness in the business of the Company or such Subsidiary;

                (v) liens for taxes and governmental charges which are not yet due or which are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established;

               (vi) liens created by or resulting from any litigation or legal proceeding which is being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established;

              (vii) purchase-money liens on any equipment hereafter acquired, or the assumption of any lien on equipment existing at the time of such acquisition, or a lien incurred in connection with any conditional sale or other title retention agreement or a finance lease; provided that (A) any equipment subject to any of the foregoing is acquired by the Company or any Subsidiary in the ordinary course of their respective business,
                        (B) the lien on any such equipment is created contemporaneously with such acquisition and attaches only to the equipment so acquired and fixed improvements thereon, and (C) the total indebtedness secured by all such liens shall not exceed Five Million Dollars ($5,000,000.00) at any time outstanding in the aggregate; and

             (viii) those specific liens now existing described on the "Schedule of Exceptions" attached as Exhibit "C."

       c. Guaranties. The Company shall not be, and shall permit any Subsidiary to be, a guarantor or surety of, or otherwise be responsible in any manner with respect to any undertaking of any other person or entity, whether by guaranty agreement or by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise, except for:

                (i)     guaranties in favor of the Bank;

               (ii) guaranties by endorsement of instruments for deposit made in the ordinary course of business;

              (iii) guaranties which do not exceed the aggregate amount of $500,000.00 at any time outstanding; and

               (iv) those specific existing guaranties listed in the "Schedule of Exceptions" attached as Exhibit "C."

       d. Loans or Advances. The Company shall not make or permit, and shall not permit any Subsidiary to make or permit, to exist any loans or advances to any other person or entity, except for:

                (i) extensions of credit or credit accommodations to customers or vendors made by the Company or such Subsidiary in the ordinary course of its business as now conducted;

               (ii) reasonable salary advances to non-executive employees, and other advances to agents and employees for anticipated expenses to be incurred on behalf of the Company or such Subsidiary in the course of discharging their assigned duties;

              (iii) loans or advances which do not exceed the aggregate amount of $100,000.00 at any time outstanding; and

               (iv) the specific items listed in the "Schedule of Exceptions" attached as Exhibit "C";

       e. Mergers, Consolidations, Sales, Acquisition or Formation of Subsidiaries. The Company shall not be, and shall not permit any Subsidiary to be, a party to any consolidation or to any merger and shall not purchase the capital stock of or otherwise acquire any equity interest in any other business entity. The Company shall not acquire any material part of the assets of any other business entity, except in the ordinary course of business. The Company shall not sell, transfer, convey or lease all or any material part of its assets, except in the ordinary course of business, or sell or assign with or without recourse any receivables. The Company shall not cause to be created or otherwise acquire any Subsidiaries. Notwithstanding any provision of this subsection to the contrary, the Company may make (i) individual acquisitions in any fiscal year which do not exceed Six Million Dollars ($6,000,000.00) in total cost to the Company and which will not have revenues in excess of twenty percent (20%) of the Company's consolidated pro-forma revenues and (ii) total acquisitions in any fiscal year which do not exceed the aggregate amount of Twelve Million Dollars ($12,000,000.00) in total cost to the Company and which will not have revenues in excess of forty percent (40%) of the Company's consolidated pro-forma revenues.

       f. Margin Stock. The Company shall not use or cause or permit, and shall not permit any Subsidiary to use or cause or permit, the proceeds of the Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time.

       g. Other Agreements. The Company shall not enter, and shall not permit any Subsidiary to enter, into any agreement containing any provision which would be violated or breached in material respect by the performance of its obligations under this Agreement or under any other Loan Document.

       h. Judgments. The Company shall not permit, and shall not allow any Subsidiary to permit, any uninsured judgment or monetary penalty rendered against it in any judicial or administrative proceeding to remain unsatisfied for a period in excess of forty-five (45) days unless such judgment or penalty is being contested in good faith by appropriate proceedings and execution upon such judgment has been stayed, and unless an appropriate reserve has been established with respect thereto.

       i. Principal Office. The Company shall not change, and shall not permit any Subsidiary to change, the location of its principal office unless it gives not less than ten (10) days prior written notice of such change to the Bank.

       j. Hazardous Substances. The Company shall not allow or permit, and shall not permit any Subsidiary to allow or permit, to continue the release or threatened release of any Hazardous Substance on any premises owned or occupied by or under lease to the Company or any Subsidiary.

       k. New Store Opening Limitation. The Company shall not open more than seven (7) stores in fiscal year 1995, nine (9) stores in fiscal year 1996, and ten (10) stores in fiscal year 1997; and, in any fiscal year thereafter, the Company shall not open any number of stores in excess of the number identified in a plan presented by the Company and approved by the Bank, which approval shall not be unreasonably withheld.

       l. Debt. The Company shall not incur nor permit to exist any indebtedness for borrowed money except (i) to the Bank, (ii) for indebtedness secured by purchase-money liens as provided under the provisions of Section 6.b(vii) of this Agreement, (iii) for Subordinated Debt and (iv) for those existing obligations disclosed on the "Schedule of Exceptions" attached as Exhibit "C." For purposes of this covenant, the phrase "indebtedness for borrowed money," shall be construed to include capital lease obligations.

       Section 7. CONDITIONS OF LENDING. The obligation of the Bank to make any Advance shall be subject to fulfillment of each of the following conditions precedent:

       a. No Default. No Event of Default or Unmatured Event of Default shall have occurred and be continuing, and the representations and warranties of the Company contained in Section 3 shall be true and correct as of the date of this Agreement and as of the date of each Advance, except that after the date of this
               Agreement: (i) the representations contained in Section 3.d will be construed so as to refer to the latest financial statements furnished to the Bank by the Company pursuant to the requirements of this Agreement, (ii) the representations contained in Section 3.k (with respect to Hazardous Substances) will be construed so as to apply not only to the Company, but also to any Subsidiaries, (iii) the representation contained in
               Section 3.l will be construed so as to except any Subsidiary which may hereafter be formed or acquired by the Company with the consent of the Bank, and (iv) all other representations will be construed to have been amended to conform with any changes of which the Bank shall previously have been given notice in writing by the Company.

       b. Documents to be Furnished at Closing. The Bank shall have received contemporaneously with the execution of this Agreement, the following, each duly executed, currently dated and in form and substance satisfactory to the Bank:

                (i)     The Revolving Note.

               (ii)     The Security Agreement.

              (iii)     The Subsidiary Security Agreements.

               (iv)     The Subordination Agreements.

                (v)     The Guaranty Agreements.

               (vi) A certified copy of a Resolution of the Board of Directors of the Company authorizing the execution, delivery and performance, respectively, of this Agreement and the other Loan Documents provided for in this Agreement to which the Company is a party.

              (vii) A certificate of the Secretary of the Company certifying the names of the officer or officers authorized to sign this Agreement and the other Loan Documents provided for in this Agreement to which the Company is a party, together with a sample of the true signature of each such officer.

             (viii) A copy of the file-marked Articles of Incorporation of the Company and a copy of the By-Laws of the Company, certified as complete and correct by the Secretary of the Company.

               (ix) A certified copy of a Resolution of the respective Board of Directors of each Subsidiary authorizing the execution, delivery and performance, respectively, of its Guaranty Agreement, its Subsidiary Security Agreement, and any other Loan Documents provided for in this Agreement to which such Subsidiary is a party.

                (x) A certificate of the respective Secretary of each Subsidiary certifying the names of the officer or officers authorized to sign its Guaranty Agreement, its Subsidiary Security Agreement, and any other Loan Documents provided for in this Agreement to which such Subsidiary is a party, together with a sample of the true signature of each such officer.

               (xi) A currently dated certificate of existence or good standing of the Company and each Subsidiary issued by the Secretary of State of its incorporation and of each State in which the Company or any Subsidiary is registered to transact business.

              (xii) The opinion of counsel for the Company addressed to the Bank to the effect that the representations stated in Sections 3.a, 3.b, 3.c, 3.e, 3.f, and 3.i are correct. Such opinion shall be in such form as may be reasonably acceptable to the Bank.

             (xiii) Certificates evidencing the existence of all insurance required under the terms of this Agreement or any other Loan Document.

              (xiv) Such other documents as the Bank may reasonably require.

       c. Documents to be Furnished at Time of Each Advance. The Bank shall have received the following prior to making any Advance, each duly executed and currently dated, unless waived at the Bank's discretion as provided in Section 2.a(ii):

                (i)     An Application for the Advance.

               (ii)     An Officer's Certificate.

              (iii) Such other documents as the Bank may reasonably require.

       Section 8. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

       a. Nonpayment of the Loan. Default in the payment when due of any amount payable under the terms of the Note, or otherwise payable to the Bank or any other holder of the Note under the terms of this Agreement.

       b. Nonpayment of Other Indebtedness for Borrowed Money. Default by the Company in the payment when due, whether by acceleration or otherwise, of any other material indebtedness for borrowed money, or default in the performance or observance of any obligation or condition with respect to any such other indebtedness if the effect of such default results in the acceleration of the maturity of such other indebtedness or permits the holder or holders thereof, or any trustee or agent for such holders, to cause such indebtedness to become due and payable prior to its scheduled maturity, unless the Company is contesting the existence of such default in good faith and by appropriate proceedings.

       c. Other Material Obligations. Subject to the expiration of any applicable grace period, default by the Company in the payment when due, or in the performance or observance of any material obligation of, or condition agreed to by the Company with respect to any material purchase or lease of goods, securities or services if such default materially adversely affects the business, operations or financial condition of the Company, except only to the extent that the existence of any such default is being contested in good faith and by appropriate proceedings and that appropriate reserves have been established with respect thereto.

       d. Bankruptcy, Insolvency, etc. The Company or any Subsidiary admitting in writing its inability to pay its debts as they mature or an administrative or judicial order of dissolution or determination of insolvency being entered against the Company or such Subsidiary; or the Company or any Subsidiary applying for, consenting to, or acquiescing in the appointment of a trustee or receiver for the Company or such Subsidiary or any property thereof, or the Company or any Subsidiary making a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee or receiver being appointed for the Company or such Subsidiary or for a substantial part of its property and not being discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement, or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding being instituted by or against the Company or any Subsidiary, and, if involuntary, being consented to or acquiesced in by the Company or such Subsidiary or remaining for sixty (60) days undismissed.

       e. Warranties and Representations. Any warranty or representation made by the Company in this Agreement proving to have been false or misleading in any material respect when made, or any schedule, certificate, financial statement, report, notice, or other writing furnished by the Company to the Bank proving to have been false or misleading in any material respect when made or delivered.

       f. Violations of Negative and Financial Covenants. Failure by the Company to comply with or perform any covenant stated in Section 5.g or Section 6 of this Agreement.

       g. Noncompliance With Other Provisions of this Agreement or any other Loan Document. Failure of the Company to comply with or perform any covenant or other provision of this Agreement or to perform any other Obligation (which failure does not constitute an Event of Default under any of the preceding provisions of this Section 8) or failure of the Company or any Subsidiary to comply with or perform any provision of any other Loan Document and continuance of such failure for thirty (30) days after notice thereof to the Company from the Bank.

       Section 9. EFFECT OF EVENT OF DEFAULT. If any Event of Default described in Section 8.d shall occur, maturity of the Loan shall immediately be accelerated and the Note and the Loan evidenced thereby, and all other indebtedness and any other payment Obligations of the Company to the Bank shall become immediately due and payable, and the Commitment shall immediately terminate, all without notice of any kind. When any other Event of Default has occurred and is continuing, the Bank or any other holder of the Note may accelerate payment of the Loan and declare the Note and all other payment Obligations due and payable, whereupon maturity of the Loan shall be accelerated and the Note and the Loan evidenced thereby, and all other payment Obligations shall become immediately due and payable and the Commitment shall immediately terminate, all without notice of any kind. The Bank or such other holder shall promptly advise the Company of any such declaration, but failure to do so shall not impair the effect of such declaration. The remedies of the Bank specified in this Agreement or in any other Loan Document shall not be exclusive, and the Bank may avail itself of any other remedies provided by law as well as any equitable remedies available to the Bank.

       Section 10. WAIVER -- AMENDMENTS. No delay on the part of the Bank, or any holder of the Note in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to any of the provisions of this Agreement or the other Loan Documents or otherwise of the Obligations shall be effective unless such amendment, modification, waiver or consent is in writing and signed by the Bank.

       Section 11. NOTICES. Any notice given under or with respect to this Agreement to the Company or the Bank shall be in writing and, if delivered by hand or sent by overnight courier service, shall be deemed to have been given when delivered and, if mailed, shall be deemed to have been given five (5) days after the date when sent by registered or certified mail, postage prepaid, and addressed to the Company or the Bank (or other holder of the

Notes) at its address shown below, or at such other address as any such party may, by written notice to the other party to this Agreement, have designated as its address for such purpose. The addresses referred to are as follows:


       As to the Company:     Wild Oats Markets, Inc.
                              1668 Valtec Lane
                              Boulder, Colorado  80301
                              Attention:  Treasurer and Chief Financial Officer

       As to the Bank:    Bank One, Indianapolis, NA
                              Bank One Center/Tower - Suite 1911
                              lll Monument Circle
                              P.O. Box 7700
                              Indianapolis, Indiana  46277-0119
                              Attention:  Manager, Mid America Department A

         Section 12. COSTS, EXPENSES AND TAXES. The Company shall pay or reimburse the Bank on demand for all reasonable out-of-pocket costs and expenses of the Bank (including reasonable attorneys' fees and legal expenses) incurred by it in connection with the enforcement of this Agreement or any other Loan Document. The Company shall also reimburse the Bank for expenses incurred by the Bank in connection with any audit of the books and records or physical assets of the Company conducted pursuant to any right granted to the Bank under the terms of this Agreement or any other Loan Document, provided that the expenses reimbursed on account of any and all such audits shall not exceed, in the aggregate amount, $6,000.00 in any fiscal year. Such reimbursement shall include, without limitation, reimbursement of the Bank for its overhead expenses reasonably allocated to such audits. In addition, the Company shall pay or reimburse the Bank for all expenses incurred by the Bank in connection with the perfection of any security interests or mortgage liens granted to the Bank by the Company and for any stamp or similar documentary or transaction taxes which may be payable in connection with the execution or delivery of this Agreement or any other Loan Document or in connection with any other instruments or documents provided for herein or delivered or required in connection herewith including, without limitation, expenses incident to any lien or title search or title insurance commitment or policy. All obligations provided for in this Section shall survive termination of this Agreement.

         Section 13. SEVERABILITY. If any provision of this Agreement or any other Loan Document is determined to be illegal or unenforceable, such provision shall be deemed to be severable from the balance of the provisions of this Agreement or such Document and the remaining provisions shall be enforceable in accordance with their terms.

         Section 14. CAPTIONS. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

         Section 15. GOVERNING LAW -- JURISDICTION. Except as may otherwise be expressly provided in any other Loan Document, this Agreement and all other Loan Documents are made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply. The Company consents to the jurisdiction of any state or federal court located within Marion County, Indiana, and waives personal service of any and all process upon the Company. All service of process may be made by messenger, by certified mail, return receipt requested, or by registered mail directed to the Company at the address stated in Section
11. The Company waives any objection which the Company may have to any proceeding commenced in a federal or state court located within Marion County, Indiana, based upon improper venue or forum non conveniens. Nothing contained in this Section shall affect the right of the Bank to serve legal process in any other manner permitted by law or to bring any action or proceeding against the Company or its property in the courts of any other jurisdiction.

         Section 16. PRIOR AGREEMENTS, ETC. This Agreement supersedes all previous agreements and commitments made by the Bank and the Company with respect to the Loan and all other subjects of this Agreement, including, without limitation, any oral or written proposals or commitments made or issued by the Bank.

         Section 17. SUCCESSORS AND ASSIGNS. This Agreement and the other Loan Documents shall be binding upon and shall inure to the benefit of the Company and the Bank and their respective successors and assigns, provided that the Company's rights under this Agreement shall not be assignable without the prior written consent of the Bank.

         Section 18. WAIVER OF JURY TRIAL. THE BANK AND THE COMPANY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE OR CLAIM, WHETHER BASED UPON CONTRACT OR ALLEGED WRONGFUL ACT OR OMISSION, WHICH DISPUTE

OR CLAIM ARISES OUT OF, OR IS INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE COMPANY AND THE BANK BY THIS OR ANY OTHER LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO ENTER INTO THIS AGREEMENT.

     Dated:  March 15, 1995
                                             WILD OATS MARKETS, INC.


                                             By: /s/ MICHAEL C. GILLILAND
                                                --------------------------------

                                                MICHAEL C. GILLILAND
                                                --------------------------------
                                                    (printed name and title)


                                             BANK ONE, INDIANAPOLIS,
                                               NATIONAL ASSOCIATION


                                             By: /s/ EFTHIMIOS P. SOTOS
                                                --------------------------------
                                                Efthimios P. Sotos
                                                Assistant Vice President

                                LIST OF EXHIBITS




       Exhibit A                Officer's Certificate

       Exhibit B                Revolving Note

       Exhibit C                Schedule of Exceptions

       Exhibit D                Security Agreement

       Exhibit E                Guaranty Agreement

       Exhibit F                Subsidiary Security Agreement

       Exhibit G                Subordination Agreement

                   APPLICATION FOR REVOLVING LOAN ADVANCE


                                                 Date:  ________________________

BANK ONE, INDIANAPOLIS,
     National Association
111 Monument Circle
Indianapolis, Indiana  46277

Ladies and Gentlemen:

     We request an advance in the amount of $______________ under the Revolving Loan provided for in the Credit Agreement dated March 15, 1995, between WILD OATS MARKETS, INC., and BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION. Please disburse this Advance by crediting the amount thereof to our Account No. _____________ maintained with you.

                                           Very truly yours,

                                           WILD OATS MARKETS, INC.

                                           By:
                                              ------------------------------

                                              ------------------------------
                                                    (Printed Name and Title)


                             OFFICER'S CERTIFICATE

       I represent that I am the (chief executive officer or chief financial officer) of Wild Oats Markets, Inc. (the "Company").

       In support of the above Application for a Revolving Loan Advance and pursuant to the terms of the Credit Agreement mentioned therein, I certify to you that:

       1. Each of the representations contained in Sections 3.a through 3.c, inclusive, and 3.e through 3.l, inclusive, of the Credit Agreement are true and correct as of this date.

       2. The financial statements of the Company as of ________________, 19__, and for the fiscal year then ended, and the financial statements as of ___________, 19__, and for the partial fiscal year then ended, present fairly the financial condition of the Company and the results of its operations as of the dates of such statements and for the fiscal periods then ended, and since the date of the latest of such statements there has been no material adverse change in its financial position or its operations.




                                 Exhibit "A"
                              Page 1 of 2 Pages

       3. No Event of Default or Unmatured Event of Default, as those terms are defined in the Credit Agreement, has occurred and is continuing.


                                             ------------------------------

                                             ------------------------------

                                                (Printed Name and Title)

                                             of WILD OATS MARKETS, INC.






                                  Exhibit "A"
                               Page 2 of 2 Pages

                                PROMISSORY NOTE
                                (Revolving Loan)

                                             Indianapolis, Indiana
$20,000,000.00                        Dated: March 15, 1995
                                             Final Maturity:  February 28, 2002

On or before February 28, 2002 ("Final Maturity"), WILD OATS MARKETS, INC. (the "Maker") promises to pay to the order of BANK ONE, INDIANAPOLIS, National Association (the "Bank") at the principal office of the Bank at Indianapolis, Indiana, the principal sum of Twenty Million and No/100 Dollars ($20,000,000.00) or so much of the principal amount of the Loan represented by this Note as may be disbursed by the Bank under the terms of the Credit Agreement described below, and to pay interest on the unpaid principal balance outstanding from time to time as provided in this Note.

       This Note evidences indebtedness (the "Loan") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Bank under a Credit Agreement dated the date of this Note. All references in this Note to the Credit Agreement shall be construed as references to that Agreement as it may be amended from time to time. The Loan is referred to in the Credit Agreement as the "Revolving Loan." Subject to the terms and conditions of the Credit Agreement, the proceeds of the Loan may be advanced and repaid and re-advanced until Final Maturity. The principal amount of the Loan outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Loan and all payments by the Maker on account of the Loan shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.

       The terms "Advance" and "Banking Day" are used in this Note as defined in the Credit Agreement.

       Interest on the unpaid principal balance of the Loan outstanding from time to time prior to and after maturity will accrue at the rate or rates provided in the Credit Agreement. Prior to maturity, accrued interest shall be due and payable on the last Banking Day of each month commencing on the last Banking Day of the month in which this Note is executed. After maturity, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

       The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, at Final Maturity. Reference is made to the Credit Agreement for provisions requiring prepayment of principal under certain circumstances. Principal may be prepaid but only as provided in the Credit Agreement.

       If any installment of interest due under the terms of this Note is not paid when due, then the Bank or any subsequent holder of this Note may, subject to the terms of the Credit Agreement, at its option and without notice, declare the entire principal amount of the Note and all accrued interest immediately due and payable. Reference is made to the Credit





                                  Exhibit "B"
                               Page 1 of 2 pages

Agreement which provides for acceleration of the maturity of this Note upon the happening of other "Events of Default" as defined therein.

    If any installment of interest due under the terms of this Note prior to maturity is not paid in full when due, then the Bank at its option and without prior notice to the Maker, may assess a late payment fee in an amount equal to the greater of $50.00 or five percent (5%) of the amount past due. Each late payment fee assessed shall be due and payable on the earlier of the next regularly scheduled interest payment date or the maturity of this Note. Waiver by the Bank of any late payment fee assessed, or the failure of the Bank in any instance to assess a late payment fee shall not be construed as a waiver by the Bank of its right to assess late payment fees thereafter.

    All payments on account of this Note shall be applied first to expenses of collection, next to any late payment fees which are due and payable, next to interest which is due and payable, and only after satisfaction of all such expenses, fees and interest, to principal.

    The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

    All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

    This Note is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.


                                  WILD OATS MARKETS, INC.


                                  By:
                                     ---------------------------------


                                     ---------------------------------
                                          (printed name and title)





                                  Exhibit "B"
                               Page 2 of 2 pages

                             SCHEDULE OF EXCEPTIONS


       This Schedule is part of the Credit Agreement between WILD OATS MARKETS, INC., a Delaware corporation (the "Company"), and BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION (the "Bank") dated as of the date of this Schedule.

       1. Litigation and Contingent Liabilities. There are no exceptions to the representations contained in Section 3.e with respect to litigation and contingent liabilities, except the following:

               PASADENA STORE:  Lease dated September 1, 1993, between
                     Jurgensen's Market, Inc. ("Jurgensen's") and Wild Oats Markets, Inc. ("Wild Oats")/603 South Lake Avenue, Pasadena, California. A dispute has arisen between Jurgensen's and Wild Oats with regard to the above lease. Jurgensen's is a debtor-in-possession in a Chapter 11 bankruptcy proceeding known as In re Jurgensen's Market, Inc., United States Bankruptcy Court, Central District of California, Case No. LA-93-47229 VP. In its suit, Jurgensen's contends that Wild Oats is in default under the lease for failure to pay various amounts due and for breach of various of its obligations under the lease. However, the Bankruptcy Court judge recently granted Wild Oats' motion to compel binding arbitration. Wild Oats' maximum exposure for obligations under the lease is $50,000.00.

               OTHER:  Wild Oats is also contesting three former employees'
                     unrelated administrative claims filed with the EEOC. Wild Oats believes all three claims are without merit and has rebuffed all settlement offers with the charging parties.

       2. Hazardous Substances. There are no exceptions to the representation contained in Section 3.k., except the following:
               The Company has conducted the following levels of inquiry and investigation with respect to hazardous substances at its various locations:

               The Company has not conducted any inquiry or investigation with respect to hazardous substances at the following locations:
                     Wild Oats Boulder; Wild Oats Vegetarian Market; Wild Oats Fort Collins; Wild Oats Aurora; Wild Oats Denver; Wild Oats Kansas City; Wild Oats Las Vegas East and Wild Oats Las Vegas West.

               The Company has reviewed Level 1 environmental studies (or comparable studies) on the following locations: Wild Oats Mission and Wild Oats Washington Park.


                                  Exhibit "C"
                               Page 1 of 2 Pages

               The Company has reviewed Level 2 environmental studies (or comparable studies) on the following locations: Wild Oats St. Francis and Wild Oats Lawrence.

               The Company has relied on indemnification or assurance from the landlord(s) of the following locations that there is no presence of any kind of hazardous substance and, therefore, the Company did not make any further inquiry or investigation into the matter: Wild Oats Orchard; Wild Oats Pasadena; Wild Oats St. Michaels; Wild Oats Juan Tabo; Wild Oats Colorado Springs; Wild Oats Santa Monica; and Wild Oats Albuquerque.

       3. Liens. There are no "liens" (as defined in Section 6.b) on any property of the Company except for liens of the types described in items (i) through (vi) of the enumeration contained in Section 6.b., and except for the following: See attached Schedule.

       4. Guaranties. The Company is not a guarantor or surety of, or otherwise responsible in any manner with respect to any undertaking of any other person or entity, except for the items of the type described in items (i) and (ii) of the enumeration contained in Section 6.c., except for the following: NONE.

       5. Loans and Advances. The Company does not have outstanding any loans or advances to any person or entity except for items of a type described in items (i) and (ii) of the enumeration contained in Section 6.d., and except for the following: NONE.

       6. Indebtedness and Capital Leases. The Company presently has no indebtedness for borrowed money nor is the Company a lessee under any capital lease except for such obligations to the Bank, and except for the following: See Item 3 above.

       7. Other Names used by Company or Subsidiaries. Neither the Company nor any Subsidiary has done business under any name other than its present corporate name at any time during the six years preceding the date of the Credit Agreement, except for the following:

               Agora Markets, Inc.; Wild Oats Market, Inc.; Wild Oats of Santa Fe, Inc.; Wild Oats of Denver, Inc.; and Agora Management.

       By its execution of this Schedule, the Company acknowledges that it was prepared in accordance with information provided by the Company.

       Dated:  March 15, 1995


                                        WILD OATS MARKETS, INC.


                                        By:
                                            -----------------------------------


                                        ---------------------------------------
                                        (printed name and title)





                                  Exhibit "C"
                               Page 2 of 2 Pages

WILD OATS MARKETS, INC.
DEBT SUMMARY AS OF 02/25/95


                                                                           BALANCE          MONTHLY
LENDER               ORIGINATION  MATURITY     AMOUNT      INTEREST %      2/25/95          PAYMENT           USE OF PROCEEDS
- ----------------------------------------------------------------------------------------------------------------------------------
Term Notes
- --------------------

Gerald Segal            8/29/88     1/1/96     $300,000      10.00%          119,073      Interest only  Purchase of Fort Collins
                                                                                                         store
Bank of Boulder         9/17/91     9/9/96      $20,000   prime + 2.5%             0                445  Truck
Sunwest                 8/10/92    4/10/95     $400,000       9.00%           34,932             17,662  Albuquerque construction
Norwest                 8/11/92     3/1/98     $400,000   prime + 1.5%       239,992              6,667  Colorado Springs
                                                                                                          construction
Norwest                12/15/92   12/15/96      $13,700       8.00%            6,823                334  Car
United Missouri          4/1/93     3/1/98     $425,000       9.00%          396,936              4,311  Lawrence building
Premark                  4/1/93     3/1/96     $100,000       9.00%            4,546              4,568  Purchase of Kansas City
                                                                                                         store
Chase Manhattan         7/15/93    6/15/96      $16,090       6.75%           11,542                318  Car
United Missouri         8/20/93    2/20/95     $400,000   prime + 1%               0      Interest only  Seasonal working capital
                                                                                                         line
Merrill Lynch           9/15/93    9/15/95     $750,000   prime + 1%               0      Interest only  Seasonal working capital
                                                                                                         line
Bank of Boulder         11/1/93   10/31/97      $22,000       7.50%           15,801                533  Truck
Norwest                 12/1/93   10/31/97      $24,411       7.75%           21,475                715  Truck
Merrill Lynch              7/94       7/99     $750,000   prime + 2%         687,500  12,500 + interest  Pasadena equipment
Kathy's Sellers*           7/94       4/95   $1,708,741       0.00%          208,741                  0  Purchase of Kathy's
Kathy's Sellers*           7/94      10/95   $1,711,400       0.00%        1,711,400                  0  Purchase of Kathy's
Heller Financial          11/94      10/98   $1,300,000   prime + 1.75%    1,245,833  27,083 + interest  Refinance Kathy's
                                                                                                         equipment
CU Credit Union           12/94       2/97      $12,046      14.60%           11,371                482  Libby's car
CU Credit Union           12/94       2/99      $15,548       3.80%           14,972                337  Mike's car
Bank of Boulder           12/94      12/99      $12,000       8.95%           11,680                249  Jim Ware's car
Ron Hemelgam*              7/94       8/97     $143,298      10.00%          119,570              4,500  Existing Kathy's debt -
                                                                                                         expansion funding
Ken Melby*                 7/94       3/97     $132,929      10.00%          108,581              4,500  Existing Kathy's debt -
                                                                                                         expansion funding
Holiday Village*           7/94       3/97      $81,891      10.00%           71,350              2,151  Existing Kathy's debt -
                                                                                                         expansion funding
Ron Hemelgam*              7/94       8/97     $198,058      10.00%          190,740              2,670  Existing Kathy's debt -
                                                                                                         expansion funding
Ken Melby*                 7/94       3/97     $198,058      10.00%          190,740              2,670  Existing Kathy's debt -
                                                                                                         expansion funding
Nature's Best              7/94       3/95     $101,000       0.00%           59,000              6,000  Existing Kathy's debt -
                                                                                                         expansion funding
                                                                          ----------  -----------------
                                                                          $5,482,598            $35,553
                                                                          ==========  =================
Stockholder Notes
- --------------------

ECC & MCG (Rose Real)    8/1/90    7/31/95      $20,000      12.00%           $2,570               $445  Kitchen/bakery remodel
ECC & MCG (Rainbow)      2/1/90     2/1/97     $250,000       9.00%           87,388              3,992  Purchase of Aurora &
                                                                                                         Denver stores
MRC*                     6/1/92     6/1/95      $50,000      10.00%            3,984              1,613  Expansion funding
ECC & MCG & MRC*        8/31/92    8/31/97     $300,000       9.00%           34,338      Interest only  Expansion funding
ECC & MCG & MRC*        6/30/93    5/31/95      $63,000       9.00%           48,000      Interest only  Lawrence building
ECC & MCG*              7/31/93    6/30/95      $55,798       9.00%           55,798      Interest only  Retroactive tax adjustment
MRC*                    7/31/93    6/30/95      $27,000       9.00%           27,000      Interest only  Retroactive tax adjustment

                               SECURITY AGREEMENT
      (Equipment, Inventory, Accounts Receivable and General Intangibles)


       WILD OATS MARKETS, INC., a Delaware corporation (the "Company"), grants to BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION (the "Bank") a security interest in the Company's Equipment, Inventory, Accounts Receivable and General Intangibles, whether now owned and hereafter acquired, and in the proceeds thereof to secure the payment and performance of all of the Obligations. Such security interest is granted on the terms stated in this Security Agreement.

       1. DEFINITIONS. As used in this Security Agreement, the following terms have the meanings indicated when used with the initial letter capitalized:

               (a) "Account Debtor" means a party who is obligated to the Company with respect to any Account Receivable, or General Intangible.

               (b) "Accounts Receivable" or "Account" means any right of the Company to payment for goods sold or leased or for services rendered, whether or not earned by performance.

               (c) "Collateral" means all property or rights in which a security interest is granted under this Security Agreement.

               (d)      "Collateral Account" is used as defined in Paragraph
       10(a).

               (e) "Credit Agreement" means the Credit Agreement between the Company and the Bank dated the date of this Security Agreement, as it may be amended from time to time.

               (f) "Default" means an "Event of Default" as defined in the Credit Agreement.

               (g) "Equipment" means all of the furniture, fixtures, machinery and equipment of the Company together with all tools, accessories, parts and accessions now in, attached to or hereafter placed in or added to such property, and any replacements of any such property.

               (h) "General Intangibles" means any personal property (including things in action) other than goods, Accounts, chattel paper, documents, instruments and money.

               (i) "Inventory" means all goods which are held for sale or lease to customers or which are furnished, have been furnished or are to be furnished under contracts of service, or which are raw materials, work in process or materials used or consumed in the Company's business.

               (j)      "Obligations" is used as defined in the Credit
       Agreement.

       2. FINANCING STATEMENTS. The Company authorizes the Bank at the expense of the Company to execute on its behalf and file a financing statement or statements in those public offices deemed necessary by the Bank to perfect its security interest. Such financing statements may be signed by the Bank alone.



                                  Exhibit "D"
                               Page 1 of 6 pages

In addition, the Company shall execute and deliver any financing statement or other document that the Bank may request to perfect or to further evidence the security interest created by this Security Agreement including, without limitation, any certificate or certificates of title to the Collateral with the security interest of the Bank noted thereon or executed applications for such certificates of title.

       3. LOCATION, INSPECTION AND PROTECTION OF COLLATERAL. Unless the Company gives the Bank not less than ten (10) days prior written notice of additional locations at which Inventory and Equipment shall be kept, all Inventory and Equipment is kept and shall be kept at the addresses listed in
Schedule I attached hereto. Unless the Company gives the Bank written notice of the location of additional offices where records of the Company relative to Accounts Receivable and General Intangibles are kept, all such records of the Company shall be kept at 1668 Valtec Lane, Boulder, Colorado 80301 which, the Company represents, is also the address of its principal office. The Company shall not keep duplicate Accounts Receivable records at any other address or change the location of its principal office unless the Company gives the Bank not less than 10 days prior written notice of such event. The Company shall, at all reasonable times and in a reasonable manner, allow the officers, attorneys and accountants of the Bank to examine, inspect, photocopy and make abstracts from the Company's books and records and to verify Equipment and Inventory, the latter both as to quantity and quality, and to arrange for verification of Accounts Receivable, under reasonable procedures, directly with the Account Debtors or by other methods. The Company shall also deliver to the Bank upon request any promissory notes or other papers evidencing any Account and any guaranty or collateral together with appropriate endorsements and assignments and any information relating thereto and shall do anything else the Bank may reasonably require to further protect the Bank's interest in the Collateral. If any of the Collateral consists of Equipment normally used in more than one state and the Company intends to use any of such Collateral in any jurisdiction other than a state in which the Company shall have previously advised the Bank such Collateral is to be used, the Company shall not commence use in such other jurisdiction except upon ten (10) days prior written notice to the Bank.

       4. FIXTURES. None of the Collateral is attached to real estate, other than real estate described in Schedule I, so as to constitute a fixture. If any Collateral is hereafter so attached to any real estate, other than real estate described in Schedule I, notice of the common address, legal description, and name of the owner of record of such real estate shall be furnished to the Bank at least ten (10) days prior to such attachment. If any Collateral is hereafter attached to real estate prior to the perfection of the security interest created by this Security Agreement in such Collateral, the Company shall, on demand, furnish the Bank with a disclaimer of interest in the Collateral executed by each person having an interest in such real estate.

       5. THE COMPANY'S TITLE. The Company has full and clear title to all of the Collateral presently owned and shall have such title to all Collateral hereafter acquired except for the security interest granted by this Security Agreement and any other lien or security interest permitted under the terms of the Credit Agreement, and the Company shall keep the Collateral free at all times from any lien or encumbrance except those permitted by the Credit





                                  Exhibit "D"
                               Page 2 of 6 pages

Agreement. No financing statements covering all or any portion of the Collateral is on file at any public office except as may be required or permitted by this Security Agreement and the Credit Agreement.

       6. THE COMPANY'S DUTY TO MAINTAIN THE COLLATERAL. The Company shall keep all tangible Collateral in good order and repair and shall not waste or destroy any of the Collateral. The Company shall not use the Collateral in violation of any statute or ordinance or contrary to the provisions of any policy of insurance thereon.

       7. INSURANCE. In addition to maintaining such insurance on the Collateral as is required by the Credit Agreement, the Company shall, upon the reasonable request of the Bank, keep the Collateral insured against such additional risks, in such amounts and under such policies as the Bank may reasonably require and with such companies as shall be reasonably acceptable to the Bank. All policies providing insurance on the Collateral shall, provide that any loss thereunder shall be payable to the Bank under a standard form of secured lender's loss payable endorsement. The Company authorizes the Bank to endorse on the Company's behalf and to negotiate drafts reflecting proceeds of insurance on the Collateral, provided that the Bank shall remit to the Company such surplus, if any, as remains after the proceeds have been applied at the Bank's option, (a) to the satisfaction of all of the Obligations or to the establishment of a cash collateral account for the Obligations, or (b) to the replacement or repair of the Collateral; provided, however, that so long as no Default exists, and provided further that the Company can demonstrate to the Bank's satisfaction that any proposed replacement or repair of collateral is economically and physically feasible, such proceeds shall be applied, at the Company's option and to the extent necessary, as provided in the foregoing clause (b). Certificates evidencing the existence of all of the insurance required under the Credit Agreement or this Security Agreement shall be furnished to the Bank by the Company and the original policies providing such insurance shall be delivered to the Bank at its request.

       8. ADVANCES TO PROTECT COLLATERAL. Upon failure of the Company to procure any required insurance or to remove any prohibited encumbrance upon the Collateral or if any policy providing any required insurance is cancelled, the Bank may procure such insurance or remove any encumbrance on the Collateral and any amounts expended by the Bank for such purposes shall be immediately due and payable by the Company to the Bank and shall be added to and become a part of the Obligations secured hereby and shall bear interest at the Prime Rate, as defined in the Credit Agreement, plus three percent (3%) per annum.

       9. DEALING WITH COLLATERAL PRIOR TO DEFAULT. Prior to Default and thereafter until the Bank shall notify the Company of the revocation of such authority:

               (a) the Company may, in the ordinary course of business, at its own expense, sell, lease or furnish under contracts of service, any of the Inventory normally held by the Company for such purposes, provided that a sale in the ordinary course of business shall not include a transfer in total or partial satisfaction of a debt, and the Company may use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by it for such purposes;





                                  Exhibit "D"
                               Page 3 of 6 pages

               (b) the Company shall, at its own expense, endeavor to collect, when due, all amounts due with respect to any Accounts or General Intangibles, and shall take such action with respect to collection as the Bank may reasonably request or, in the absence of such request, as the Company may deem advisable in accordance with sound business practice, and

               (c) the Company may grant, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which such Account Debtor may be entitled, and may accept, in connection therewith, the return of the goods, the sale or lease of which shall have given rise to the obligation of the Account Debtor.

       10. DEALING WITH COLLATERAL AFTER DEFAULT. After Default and upon the request of the Bank:

               (a) the Company shall upon receipt of any checks, drafts, cash or other remittances in payment of Inventory sold or in payment of Accounts Receivable of the Company, deposit the same in a special collateral account (the "Collateral Account") maintained with the Bank; such proceeds shall be deposited in the form received except for the indorsement of the Company when required, which indorsement the Bank is authorized to make on the Company's behalf, and shall be held by the Bank as security for all Obligations;

               (b) the Company shall deliver to the Bank all other instruments and chattel paper which constitute proceeds from the sale of Collateral, whether then held or thereafter acquired, and

               (c) the Company shall keep segregated any such checks, drafts, cash, other instruments, chattel paper or other remittances from any of the Company's other funds or property and shall hold such items in trust for the benefit of the Bank until delivery to the Bank or deposit in the Collateral Account and the Bank may apply all or any portion of the funds on deposit in the Collateral Account against any Obligations in the order of application provided for in the Credit Agreement or, absent such provision, at the discretion of the Bank.

After Default, the Bank may notify any Account Debtor to make payment directly to the Bank of any amounts due or to become due under any Account Receivable, General Intangible instrument or chattel paper and the Bank may enforce the collection of any Account Receivable, General Intangible, instrument or chattel paper in its name or in the name of the Company, by suit or otherwise, and may surrender, release or exchange all or any part thereof or compromise or extend or renew for any period, whether or not longer than the original period, any indebtedness thereunder or evidenced thereby, and any Account Debtor will be fully protected in relying upon the representation of the Bank that it has authority under the terms of this Security Agreement to deal with any Account Receivable, General Intangible, instrument or chattel paper and need not look beyond this Security Agreement and such representation of the Bank to establish the Bank's authority in that regard.





                                  Exhibit "D"
                               Page 4 of 6 pages

       11. SUBSTITUTION AND SALE OF EQUIPMENT. The Company may from time to time so long as no Default has occurred and is continuing, substitute items of Equipment so long as any new Equipment becomes subject to the security interest created by this Security Agreement and is subject to no prior liens or security interest other than those permitted by the Credit Agreement. So long as no Default has occurred and is continuing, the Company may, in the ordinary course of its business, sell or otherwise dispose of any items of Equipment for which substitutes have been obtained or which are no longer useful to the Company in its operations, provided that at least 10 days prior written notice of any proposed disposition of any material amount of Equipment in a single or a planned series of transactions is given to the Bank. Upon the request of the Company, the Bank will deliver an appropriate release of its security interest in any item of Equipment disposed of by the Company pursuant to the provisions of this paragraph.

       12. REMEDIES UPON DEFAULT. Upon the occurrence of any Default the Bank shall have with respect to the Collateral, in addition to all rights and remedies specified in the Credit Agreement, this Security Agreement or any other agreement between the Company and the Bank, the remedies of a secured party under the Uniform Commercial Code as in force from time to time in Indiana, regardless of whether the Code in such form has been enacted in the jurisdiction in which any such right or remedy is asserted. Any notice required by law, including but not limited to notice of the intended disposition of all or any portion of the Collateral, shall be deemed reasonably and properly given if given at least l0 days prior to such disposition in the manner prescribed for the giving of notices in the Credit Agreement. Any proceeds of the disposition of any of the Collateral shall be applied first to the payment of the expenses of the retaking, holding, repairing, preparing for sale and sale of the Collateral, including reasonable attorneys' fees and legal expenses in connection therewith and any balance of such proceeds shall be applied by the Bank to the Obligations in such order as the Bank shall determine.

       13. RELATION TO CREDIT AGREEMENT. This Security Agreement is given pursuant to the terms of the Credit Agreement and shall be deemed a part thereof and subject to the terms and conditions of the Credit Agreement.

       14. NOTICES. Any notice required or otherwise given concerning this Security Agreement by either party to the other shall be given as notices are required to be given under the terms of the Credit Agreement.

Dated:  March 15, 1995


                                        WILD OATS MARKETS, INC.


                                        By:
                                           -------------------------------------


                                           -------------------------------------
                                                (Printed Name and Title)





                                  Exhibit "D"
                               Page 5 of 6 pages

                                   SCHEDULE I

                       Names and addresses of all stores,
                       warehouses, bakeries and kitchens

                     WILD OATS MARKETS, INC. STORE LISTING

WILD OATS                                    WILD OATS LAS VEGAS                    WILD OATS VEGETARIAN
ALBUQUERQUE                                  EAST                                   MARKET
6300 A San Mateo NE                          3455 East Flamingo                     1823 Pearl Street
Albuquerque, NM 87109-3530                   Las Vegas, NV 89121-5099               Boulder, CO 80302-5518

WILD OATS AURORA                             WILD OATS LAS VEGAS                    WILD OATS HOME OFFICE
12131 East Iliff Ave.                        WEST                                   1668 Valtec Lane
Aurora, CO 80014-1238                        6720 West Sahara                       Boulder, CO 80301
                                             Las Vegas, NV 89102-2964
WILD OATS BOULDER                                                                   BOULDER KITCHEN
2584 Baseline Road                           WILD OATS MISSION                      649 - 27th Street
Boulder, CO 80303-3324                       5101 Johnson Drive                     Boulder, CO 80303
                                             Mission, KS 66205-2906
WILD OATS COLORADO                                                                  WILD BAKERY
SPRINGS                                      WILD OATS ORCHARD                      647 - 27th Street
5075 N. Academy Blvd.                        6000 S. Holly                          Boulder, CO 80303
Colorado Springs, CO 80918-3684              Greenwood Village, CO 80111
                                                                                    SANTA FE KITCHEN
WILD OATS DENVER                             WILD OATS PASADENA                     1130 Agua Fria Street
2260 East Colfax Ave.                        603 South Lake Ave.                    Santa Fe, NM 87501
Denver, CO 80206-1312                        Pasadena, CA 91106-3915
                                                                                    LOS ANGELES KITCHEN
WILD OATS FORT                               WILD OATS SANTA                        17732 1/2 Sherman Way
COLLINS                                      MONICA                                 Reseda, CA 91335
1611 S. College Ave.                         1425 Montana Ave.
Fort Collins, CO 80525-1074                  Santa Monica, CA 90403                 WILD OATS WAREHOUSE
                                                                                    6763 E. 50th Avenue
WILD OATS JUAN TABO                          WILD OATS ST. FRANCIS                  Commerce City, CO 80022
11035 Menual Blvd. NE                        1010 St. Francis Dr.
Albuquerque, New Mexico 87112-2432           Santa Fe, NM 87501-4254                DENVER WAREHOUSE
                                                                                    3000 Clarkson Street, Unit D
WILD OATS KANSAS CITY                        WILD OATS ST. MICHAELS                 Denver, CO
4301 Main Street                             1708 Llano Street
Kansas City, MO 64111-7710                   Santa Fe, NM 87505-5460                SANTA FE WAREHOUSE
                                                                                    950 West Cordova Road
WILD OATS LAWRENCE                           WILD OATS WASH. PARK                   Santa Fe, NM 87501
1040 Vermont                                 1111 South Washington
Lawrence, KS 66044-2982                      Denver, CO 80210-1615


                                  Exhibit "D"
                               Page 6 of 6 pages

                               GUARANTY AGREEMENT

       This undertaking and agreement (this "Guaranty") is made by THE WILD SIDE, INC., a Colorado corporation (the "Guarantor"), in favor of BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION (the "Bank") in consideration of the loan described in this Guaranty made or to be made by the Bank to WILD OATS MARKETS, INC., a Delaware corporation (the "Borrower"). This Guaranty is on the following terms:

       1. Background of this Guaranty -- Certain Definitions. The Bank and the Borrower are parties to a Credit Agreement dated the date of this Guaranty (the "Credit Agreement") under the terms of which the Bank has agreed to extend a revolving line of credit (referred to in the Credit Agreement as the "Revolving Loan") to the Borrower subject to the fulfillment of certain conditions, one of which is the execution and delivery by the Guarantor of this Guaranty. This Guaranty is made by the Guarantor in consideration of the agreement of the Bank to make the Revolving Loan. In addition to the term "Revolving Loan," the terms "Advances," "Commitment," "Revolving Loan Maturity Date" and "Loan Document" are used in this Guaranty as defined in the Credit Agreement. The term "Obligations" as used in this Guaranty means all of the obligations of the Borrower in favor of the Bank of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including but not limited to the Borrower's obligation to repay the principal of, interest on and expenses of collection of the Loans as provided in the Credit Agreement and the other Loan Documents, including any Advances under the Revolving Loan made after this date and after the initial Revolving Loan Maturity Date pursuant to any extension or extensions of the Revolving Loan Maturity Date, and all other obligations incurred pursuant to the terms of the Credit Agreement and any other Loan Document including any obligations arising on account of any amendment to or extension of the Credit Agreement or any other Loan Document. The term "Default" means an "Event of Default" as defined in the Credit Agreement.

       2. The Guaranty. The Guarantor guarantees the full and prompt payment of all of the Obligations when due, whether at scheduled maturity or at maturity by virtue of acceleration on account of a Default. The Guarantor further agrees to pay to the Bank an amount equal to all expenses, including reasonable attorneys' fees, paid or incurred by the Bank after Default in endeavoring to enforce this Guaranty.

Notwithstanding any other provision of this Guaranty, the Guarantor's liability hereunder shall be limited to the lesser of the following amounts minus, in either case, One Dollar ($1.00):

       a. the lowest amount which would render this Guaranty a fraudulent transfer under Section 548 of the Bankruptcy Code of 1978, as amended, or

       b. if this Guaranty is subject to the Uniform Fraudulent Transfer Act (the "UFTA") or the Uniform Fraudulent Conveyance Act (the "UFCA") or any similar or analogous statute or rule of law, then the lowest amount which would render this Guaranty a fraudulent conveyance or a fraudulent transfer under the UFTA, the UFCA, or any such similar or analogous statute or rule of law.



                                 Exhibit "E-1"
                               Page 1 of 5 pages

The amount of the limitation imposed upon the Guarantor's liability under the terms of the preceding sentence shall be subject to redetermination as of each date a "transfer" is deemed to have been made on account of this Guaranty under applicable law. The Guarantor acknowledges that information concerning the Guarantor's financial condition is under the control of the Guarantor and is more readily available to the Guarantor than to the Bank, and for that reason the Guarantor agrees that should the Guarantor claim that the amount of its liability under this Guaranty is less than the full amount of the Obligations because of the provisions of this paragraph, then the burden of proving the facts which would result in such limitation shall be upon the Guarantor.

       3. Financial Information. As long as this Guaranty is in effect the Guarantor shall furnish to the Bank the following:

       a. Certificates Regarding Solvency. At such times as the Bank may reasonably require, a "Certificate Regarding Solvency" in the form of the attached "Annex."

       b. Other Information. Such other information relating to the financial condition of the Guarantor as the Bank may reasonably require.

       4. Guaranty Absolute. This Guaranty shall be absolute, continuing and unconditional, irrespective of the irregularity, invalidity or unenforceability of any other Loan Document and shall not be affected or impaired by any failure, negligence or omission on the part of the Bank to realize upon and protect any collateral for any of the Obligations. This Guaranty shall remain in full force and effect until all of the Obligations have been satisfied in full and the Commitment of the Bank to make Advances under the Revolving Loan has expired. The Bank may from time to time, without notice to the Guarantor and without affecting the Guarantor's liability under this Guaranty:

       a. obtain a security interest in any property to secure any of the Obligations;

       b. obtain the primary or secondary liability of any party or parties in addition to the Borrower and the Guarantor with respect to any of the Obligations;

       c. extend or renew any of the Obligations for any period beyond their original due dates;

       d. release or compromise the liability of any other party or parties which are now or may hereafter become primarily or secondarily liable with respect to any of the Obligations;

       e. release any security interest which the Bank now has or may hereafter obtain in any property securing any of the Obligations and permit any substitution or exchange of any such property;





                                 Exhibit "E-1"
                               Page 2 of 5 pages

       f. proceed against the Guarantor for payment of the Obligations, whether or not the Bank shall have resorted to any property securing any of the Obligations or shall have proceeded against the Borrower or any other party primarily or secondarily liable with respect to any of the Obligations;

       g. amend the terms of the Credit Agreement from time to time in any particulars, or

       h. extend loans and other credit accommodations to the Borrower in addition to the Revolving Loan and increase the maximum amount which may be loaned to the Borrower under the Revolving Loan.

       5. Assignments and Participations. The Bank may, without notice to the Borrower or the Guarantor, sell or otherwise assign all or any portion of the Obligations and any participations therein, and upon any such sale or assignment, the transferee shall have the right to enforce this Guaranty to the extent of the transferee's interest directly against the Guarantor as fully as if the transferee were specifically named in the Guaranty as the holder of such interest, but the Bank shall have the unimpaired right to enforce this Guaranty for the benefit of the Bank and for the benefit of any participant in respect of whose participation the Bank has retained such right.

       6. Subrogation Waiver. In order to induce the Bank to make the Loans in reliance, in part, upon this Guaranty, notwithstanding the fact that the Guarantor is an "insider" with respect to the Borrower, as the term "insider" is defined in the Bankruptcy Code, the Guarantor waives for itself, its legal representatives and assigns any right of indemnity, reimbursement or contribution from the Borrower or any other person obligated with respect to any of the Obligations (any such other person being referred to hereafter in this paragraph as a "Co-Obligor") or from the property of the Borrower or from the property of any Co-Obligor, and the Guarantor further waives any right of subrogation to the rights of the Bank against the Borrower or any Co-Obligor or the property of the Borrower or any Co-Obligor which would otherwise arise by virtue of any payment made by the Guarantor to the Bank on account of this Guaranty, whether any such right of indemnity, reimbursement, contribution or subrogation would otherwise arise by virtue of contract, whether express or implied, with any person or as a matter of law or equity, and the Guarantor undertakes on behalf of itself, its legal representatives and assigns that neither the Guarantor nor the Guarantor's legal representatives or assigns will attempt to exercise or accept the benefits of any such right and should the Guarantor or the Guarantor's legal representative or assigns receive any payment or distribution of money or other property on account of such right notwithstanding the provisions of this paragraph, such money or other property shall be held in trust by the recipient for the Bank and shall immediately be delivered to the Bank for application to the Obligations in the same form as received, with the addition only of such endorsements or assignments as may be necessary to perfect the title of the Bank thereto.

       7. Other Waivers. The Guarantor waives: (i) notice of the acceptance of this Guaranty, (ii) notice of the existence and creation of all or any of the Obligations, (iii) notice of nonpayment of any of the Obligations and (iv) diligence by the Bank in collection of the Obligations and the protection of or realization upon any collateral for the Obligations.





                                 Exhibit "E-1"
                               Page 3 of 5 pages

       8. Reinstatement. If any amount which is paid to the Bank by the Borrower or any other party and which is applied by the Bank to the satisfaction of any of the Obligations, is returned by the Bank to the Borrower or such other party or a trustee in Bankruptcy or other legal representative of the Borrower or such other party by virtue of a claim that such payment constituted a voidable preference under the Bankruptcy Code or under any state insolvency law, whether such amount is returned under court order or pursuant to settlement of the claim of preference, then this Guaranty shall be reinstated as to such amount as though such payment to the Bank had never been made and notwithstanding any intervening return or cancellation of any note or other instrument or agreement evidencing the reinstated Obligations.

       9. Miscellaneous. This Guaranty shall be binding upon the Guarantor, upon the Guarantor's legal representatives, successors and assigns. If any provision of this Guaranty is determined to be illegal or unenforceable, such provision shall be deemed to be severable from the balance of the provisions of this Guaranty and the remaining provisions shall be enforceable in accordance with their terms.

       10. Choice of Law. This Guaranty is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.

       11. Corporate Authority. In order to induce the Bank to accept this Guaranty and to make the Loans to the Borrower, the Guarantor represents and warrants to the Bank that: (i) the Guarantor is a corporation organized, existing and in good standing under the laws of the State of Colorado; (ii) execution and delivery of this Guaranty are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action and do not contravene or conflict with any provision of law or of the Articles of Incorporation or By-laws of the Guarantor or of any agreement binding upon the Guarantor or its properties, and (iii) this Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

       Dated:  March 15, 1995


                                           THE WILD SIDE, INC.

Witness
Signature:                                 By:
          ------------------------------         ------------------------------


          -----------------------------          ------------------------------
            (printed name of Witness)              (printed name and title)

Witness
Signature:
          ------------------------------


          -------------------------------
            (printed name of Witness)





                                 Exhibit "E-1"
                               Page 4 of 5 pages

                                     ANNEX


                         CERTIFICATE REGARDING SOLVENCY


       THE WILD SIDE, INC., a Colorado corporation (the "Guarantor"), by its duly authorized officer, makes the following representations to BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION (the "Bank") and acknowledges that the Bank is entitled to rely and will rely upon these representations, in providing certain financial accommodations to WILD OATS MARKETS, INC., a Delaware corporation, pursuant to a certain Credit Agreement dated March 15, 1995, (the "Credit Agreement").

       1. The assets of the Guarantor at a "fair valuation" within the meaning of the Bankruptcy Code of 1978, as amended, (the "Code") are worth approximately $______________________as of this date.

       2. The liabilities of the Guarantor, including without limitation contingent liabilities to the extent appropriate for consideration in determining whether the Guarantor is "insolvent", within the meaning of the Code, but excluding the Guarantor's contingent liability under the Guaranty Agreement (the "Guaranty") required to be given by the Guarantor under the terms of the Credit Agreement, total approximately $______________________ as of __________________, 19__, the end
               of the last fiscal quarter of the Guarantor.

       3. The Guarantor is not insolvent within the meaning of the Code, after taking into account its contingent liability under the Guaranty.

       4. After taking into account its contingent liability under the Guaranty, the Guarantor has sufficient capital for the operation of its business as presently conducted and at the level of operations contemplated for the foreseeable future. The minimum amount of capital required to support the Guarantor's operations at the level planned for the foreseeable future is $_______________________.

       5. The Guarantor is currently paying its debts as they become due in the ordinary course of its business. After taking into account its contingent liability under the Guaranty, the Guarantor believes that it will be able to continue to pay its debts as they become due in the ordinary course of its business.

       Dated:  ____________________, 19___.


                                        THE WILD SIDE, INC.

                                        By:
                                                ------------------------------


                                                ------------------------------
                                                (printed name and title)





                                 Exhibit "E-1"
                               Page 5 of 5 pages

                             GUARANTY AGREEMENT

       This undertaking and agreement (this "Guaranty") is made by KATHY'S NATURAL FOOD RANCH MARKET, INC., a Nevada corporation (the "Guarantor"), in favor of BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION (the "Bank") in consideration of the loan described in this Guaranty made or to be made by the Bank to WILD OATS MARKETS, INC., a Delaware corporation (the "Borrower"). This Guaranty is on the following terms:

       1. Background of this Guaranty -- Certain Definitions. The Bank and the Borrower are parties to a Credit Agreement dated the date of this Guaranty (the "Credit Agreement") under the terms of which the Bank has agreed to extend a revolving line of credit (referred to in the Credit Agreement as the "Revolving Loan") to the Borrower subject to the fulfillment of certain conditions, one of which is the execution and delivery by the Guarantor of this Guaranty. This Guaranty is made by the Guarantor in consideration of the agreement of the Bank to make the Revolving Loan. In addition to the term "Revolving Loan," the terms "Advances," "Commitment," "Revolving Loan Maturity Date" and "Loan Document" are used in this Guaranty as defined in the Credit Agreement. The term "Obligations" as used in this Guaranty means all of the obligations of the Borrower in favor of the Bank of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including but not limited to the Borrower's obligation to repay the principal of, interest on and expenses of collection of the Loans as provided in the Credit Agreement and the other Loan Documents, including any Advances under the Revolving Loan made after this date and after the initial Revolving Loan Maturity Date pursuant to any extension or extensions of the Revolving Loan Maturity Date, and all other obligations incurred pursuant to the terms of the Credit Agreement and any other Loan Document including any obligations arising on account of any amendment to or extension of the Credit Agreement or any other Loan Document. The term "Default" means an "Event of Default" as defined in the Credit Agreement.

       2. The Guaranty. The Guarantor guarantees the full and prompt payment of all of the Obligations when due, whether at scheduled maturity or at maturity by virtue of acceleration on account of a Default. The Guarantor further agrees to pay to the Bank an amount equal to all expenses, including reasonable attorneys' fees, paid or incurred by the Bank after Default in endeavoring to enforce this Guaranty.

Notwithstanding any other provision of this Guaranty, the Guarantor's liability hereunder shall be limited to the lesser of the following amounts minus, in either case, One Dollar ($1.00):

       a. the lowest amount which would render this Guaranty a fraudulent transfer under Section 548 of the Bankruptcy Code of 1978, as amended, or

       b. if this Guaranty is subject to the Uniform Fraudulent Transfer Act (the "UFTA") or the Uniform Fraudulent Conveyance Act (the "UFCA") or any similar or analogous statute or rule of law, then the lowest amount which would render this Guaranty a fraudulent conveyance or a fraudulent transfer under the UFTA, the UFCA, or any such similar or analogous statute or rule of law.



                                 Exhibit "E-2"
                               Page 1 of 5 pages

The amount of the limitation imposed upon the Guarantor's liability under the terms of the preceding sentence shall be subject to redetermination as of each date a "transfer" is deemed to have been made on account of this Guaranty under applicable law. The Guarantor acknowledges that information concerning the Guarantor's financial condition is under the control of the Guarantor and is more readily available to the Guarantor than to the Bank, and for that reason the Guarantor agrees that should the Guarantor claim that the amount of its liability under this Guaranty is less than the full amount of the Obligations because of the provisions of this paragraph, then the burden of proving the facts which would result in such limitation shall be upon the Guarantor.

       3. Financial Information. As long as this Guaranty is in effect the Guarantor shall furnish to the Bank the following:

       a. Certificates Regarding Solvency. At such times as the Bank may reasonably require, a "Certificate Regarding Solvency" in the form of the attached "Annex."

       b. Other Information. Such other information relating to the financial condition of the Guarantor as the Bank may reasonably require.

       4. Guaranty Absolute. This Guaranty shall be absolute, continuing and unconditional, irrespective of the irregularity, invalidity or unenforceability of any other Loan Document and shall not be affected or impaired by any failure, negligence or omission on the part of the Bank to realize upon and protect any collateral for any of the Obligations. This Guaranty shall remain in full force and effect until all of the Obligations have been satisfied in full and the Commitment of the Bank to make Advances under the Revolving Loan has expired. The Bank may from time to time, without notice to the Guarantor and without affecting the Guarantor's liability under this Guaranty:

       a. obtain a security interest in any property to secure any of the Obligations;

       b. obtain the primary or secondary liability of any party or parties in addition to the Borrower and the Guarantor with respect to any of the Obligations;

       c. extend or renew any of the Obligations for any period beyond their original due dates;

       d. release or compromise the liability of any other party or parties which are now or may hereafter become primarily or secondarily liable with respect to any of the Obligations;

       e. release any security interest which the Bank now has or may hereafter obtain in any property securing any of the Obligations and permit any substitution or exchange of any such property;





                                 Exhibit "E-2"
                               Page 2 of 5 pages

       f. proceed against the Guarantor for payment of the Obligations, whether or not the Bank shall have resorted to any property securing any of the Obligations or shall have proceeded against the Borrower or any other party primarily or secondarily liable with respect to any of the Obligations;

       g. amend the terms of the Credit Agreement from time to time in any particulars, or

       h. extend loans and other credit accommodations to the Borrower in addition to the Revolving Loan and increase the maximum amount which may be loaned to the Borrower under the Revolving Loan.

       5. Assignments and Participations. The Bank may, without notice to the Borrower or the Guarantor, sell or otherwise assign all or any portion of the Obligations and any participations therein, and upon any such sale or assignment, the transferee shall have the right to enforce this Guaranty to the extent of the transferee's interest directly against the Guarantor as fully as if the transferee were specifically named in the Guaranty as the holder of such interest, but the Bank shall have the unimpaired right to enforce this Guaranty for the benefit of the Bank and for the benefit of any participant in respect of whose participation the Bank has retained such right.

       6. Subrogation Waiver. In order to induce the Bank to make the Loans in reliance, in part, upon this Guaranty, notwithstanding the fact that the Guarantor is an "insider" with respect to the Borrower, as the term "insider" is defined in the Bankruptcy Code, the Guarantor waives for itself, its legal representatives and assigns any right of indemnity, reimbursement or contribution from the Borrower or any other person obligated with respect to any of the Obligations (any such other person being referred to hereafter in this paragraph as a "Co-Obligor") or from the property of the Borrower or from the property of any Co-Obligor, and the Guarantor further waives any right of subrogation to the rights of the Bank against the Borrower or any Co-Obligor or the property of the Borrower or any Co-Obligor which would otherwise arise by virtue of any payment made by the Guarantor to the Bank on account of this Guaranty, whether any such right of indemnity, reimbursement, contribution or subrogation would otherwise arise by virtue of contract, whether express or implied, with any person or as a matter of law or equity, and the Guarantor undertakes on behalf of itself, its legal representatives and assigns that neither the Guarantor nor the Guarantor's legal representatives or assigns will attempt to exercise or accept the benefits of any such right and should the Guarantor or the Guarantor's legal representative or assigns receive any payment or distribution of money or other property on account of such right notwithstanding the provisions of this paragraph, such money or other property shall be held in trust by the recipient for the Bank and shall immediately be delivered to the Bank for application to the Obligations in the same form as received, with the addition only of such endorsements or assignments as may be necessary to perfect the title of the Bank thereto.

       7. Other Waivers. The Guarantor waives: (i) notice of the acceptance of this Guaranty, (ii) notice of the existence and creation of all or any of the Obligations, (iii) notice of nonpayment of any of the Obligations and (iv) diligence by the Bank in collection of the Obligations and the protection of or realization upon any collateral for the Obligations.





                                 Exhibit "E-2"
                               Page 3 of 5 pages

       8. Reinstatement. If any amount which is paid to the Bank by the Borrower or any other party and which is applied by the Bank to the satisfaction of any of the Obligations, is returned by the Bank to the Borrower or such other party or a trustee in Bankruptcy or other legal representative of the Borrower or such other party by virtue of a claim that such payment constituted a voidable preference under the Bankruptcy Code or under any state insolvency law, whether such amount is returned under court order or pursuant to settlement of the claim of preference, then this Guaranty shall be reinstated as to such amount as though such payment to the Bank had never been made and notwithstanding any intervening return or cancellation of any note or other instrument or agreement evidencing the reinstated Obligations.

       9. Miscellaneous. This Guaranty shall be binding upon the Guarantor, upon the Guarantor's legal representatives, successors and assigns. If any provision of this Guaranty is determined to be illegal or unenforceable, such provision shall be deemed to be severable from the balance of the provisions of this Guaranty and the remaining provisions shall be enforceable in accordance with their terms.

       10. Choice of Law. This Guaranty is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.

       11. Corporate Authority. In order to induce the Bank to accept this Guaranty and to make the Loans to the Borrower, the Guarantor represents and warrants to the Bank that: (i) the Guarantor is a corporation organized, existing and in good standing under the laws of the State of Nevada; (ii) execution and delivery of this Guaranty are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action and do not contravene or conflict with any provision of law or of the Articles of Incorporation or By-laws of the Guarantor or of any agreement binding upon the Guarantor or its properties, and (iii) this Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

       Dated:  March 15, 1995

                                        KATHY'S NATURAL FOOD RANCH
                                          MARKET, INC.

Witness
Signature:                                 By:
          ------------------------------         ------------------------------


          ------------------------------         ------------------------------
            (printed name of Witness)              (printed name and title)

Witness
Signature:
          ------------------------------


          ------------------------------
            (printed name of Witness)






                                 Exhibit "E-2"
                               Page 4 of 5 pages

                                     ANNEX


                         CERTIFICATE REGARDING SOLVENCY


       KATHY'S NATURAL FOOD RANCH MARKET, INC., a Nevada corporation (the "Guarantor"), by its duly authorized officer, makes the following representations to BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION (the "Bank") and acknowledges that the Bank is entitled to rely and will rely upon these representations, in providing certain financial accommodations to WILD OATS MARKETS, INC., a Delaware corporation, pursuant to a certain Credit Agreement dated March 15, 1995, (the "Credit Agreement").

       1. The assets of the Guarantor at a "fair valuation" within the meaning of the Bankruptcy Code of 1978, as amended, (the "Code") are worth approximately $______________________as of this date.

       2. The liabilities of the Guarantor, including without limitation contingent liabilities to the extent appropriate for consideration in determining whether the Guarantor is "insolvent", within the meaning of the Code, but excluding the Guarantor's contingent liability under the Guaranty Agreement (the "Guaranty") required to be given by the Guarantor under the terms of the Credit Agreement, total approximately $______________________ as of __________________, 19__, the end
               of the last fiscal quarter of the Guarantor.

       3. The Guarantor is not insolvent within the meaning of the Code, after taking into account its contingent liability under the Guaranty.

       4. After taking into account its contingent liability under the Guaranty, the Guarantor has sufficient capital for the operation of its business as presently conducted and at the level of operations contemplated for the foreseeable future. The minimum amount of capital required to support the Guarantor's operations at the level planned for the foreseeable future is $_______________________.

       5. The Guarantor is currently paying its debts as they become due in the ordinary course of its business. After taking into account its contingent liability under the Guaranty, the Guarantor believes that it will be able to continue to pay its debts as they become due in the ordinary course of its business.

       Dated:  ____________________, 19___.


                                        KATHY'S NATURAL FOOD RANCH
                                          MARKET, INC.

                                        By:
                                                ------------------------------


                                                ------------------------------
                                                (printed name and title)





                                 Exhibit "E-2"
                               Page 5 of 5 pages

                               GUARANTY AGREEMENT

       This undertaking and agreement (this "Guaranty") is made by KATHY'S NATURAL FOOD RANCH MARKET-WEST, INC., a Nevada corporation (the "Guarantor"), in favor of BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION (the "Bank") in consideration of the loan described in this Guaranty made or to be made by the Bank to WILD OATS MARKETS, INC., a Delaware corporation (the "Borrower"). This Guaranty is on the following terms:

       1. Background of this Guaranty -- Certain Definitions. The Bank and the Borrower are parties to a Credit Agreement dated the date of this Guaranty (the "Credit Agreement") under the terms of which the Bank has agreed to extend a revolving line of credit (referred to in the Credit Agreement as the "Revolving Loan") to the Borrower subject to the fulfillment of certain conditions, one of which is the execution and delivery by the Guarantor of this Guaranty. This Guaranty is made by the Guarantor in consideration of the agreement of the Bank to make the Revolving Loan. In addition to the term "Revolving Loan," the terms "Advances," "Commitment," "Revolving Loan Maturity Date" and "Loan Document" are used in this Guaranty as defined in the Credit Agreement. The term "Obligations" as used in this Guaranty means all of the obligations of the Borrower in favor of the Bank of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including but not limited to the Borrower's obligation to repay the principal of, interest on and expenses of collection of the Loans as provided in the Credit Agreement and the other Loan Documents, including any Advances under the Revolving Loan made after this date and after the initial Revolving Loan Maturity Date pursuant to any extension or extensions of the Revolving Loan Maturity Date, and all other obligations incurred pursuant to the terms of the Credit Agreement and any other Loan Document including any obligations arising on account of any amendment to or extension of the Credit Agreement or any other Loan Document. The term "Default" means an "Event of Default" as defined in the Credit Agreement.

       2. The Guaranty. The Guarantor guarantees the full and prompt payment of all of the Obligations when due, whether at scheduled maturity or at maturity by virtue of acceleration on account of a Default. The Guarantor further agrees to pay to the Bank an amount equal to all expenses, including reasonable attorneys' fees, paid or incurred by the Bank after Default in endeavoring to enforce this Guaranty.

Notwithstanding any other provision of this Guaranty, the Guarantor's liability hereunder shall be limited to the lesser of the following amounts minus, in either case, One Dollar ($1.00):

       a. the lowest amount which would render this Guaranty a fraudulent transfer under Section 548 of the Bankruptcy Code of 1978, as amended, or

       b. if this Guaranty is subject to the Uniform Fraudulent Transfer Act (the "UFTA") or the Uniform Fraudulent Conveyance Act (the "UFCA") or any similar or analogous statute or rule of law, then the lowest amount which would render this Guaranty a fraudulent conveyance or a fraudulent transfer under the UFTA, the UFCA, or any such similar or analogous statute or rule of law.



                                 Exhibit "E-3"
                               Page 1 of 5 pages

The amount of the limitation imposed upon the Guarantor's liability under the terms of the preceding sentence shall be subject to redetermination as of each date a "transfer" is deemed to have been made on account of this Guaranty under applicable law. The Guarantor acknowledges that information concerning the Guarantor's financial condition is under the control of the Guarantor and is more readily available to the Guarantor than to the Bank, and for that reason the Guarantor agrees that should the Guarantor claim that the amount of its liability under this Guaranty is less than the full amount of the Obligations because of the provisions of this paragraph, then the burden of proving the facts which would result in such limitation shall be upon the Guarantor.

       3. Financial Information. As long as this Guaranty is in effect the Guarantor shall furnish to the Bank the following:

       a. Certificates Regarding Solvency. At such times as the Bank may reasonably require, a "Certificate Regarding Solvency" in the form of the attached "Annex."

       b. Other Information. Such other information relating to the financial condition of the Guarantor as the Bank may reasonably require.

       4. Guaranty Absolute. This Guaranty shall be absolute, continuing and unconditional, irrespective of the irregularity, invalidity or unenforceability of any other Loan Document and shall not be affected or impaired by any failure, negligence or omission on the part of the Bank to realize upon and protect any collateral for any of the Obligations. This Guaranty shall remain in full force and effect until all of the Obligations have been satisfied in full and the Commitment of the Bank to make Advances under the Revolving Loan has expired. The Bank may from time to time, without notice to the Guarantor and without affecting the Guarantor's liability under this Guaranty:

       a. obtain a security interest in any property to secure any of the Obligations;

       b. obtain the primary or secondary liability of any party or parties in addition to the Borrower and the Guarantor with respect to any of the Obligations;

       c. extend or renew any of the Obligations for any period beyond their original due dates;

       d. release or compromise the liability of any other party or parties which are now or may hereafter become primarily or secondarily liable with respect to any of the Obligations;

       e. release any security interest which the Bank now has or may hereafter obtain in any property securing any of the Obligations and permit any substitution or exchange of any such property;





                                 Exhibit "E-3"
                               Page 2 of 5 pages

       f. proceed against the Guarantor for payment of the Obligations, whether or not the Bank shall have resorted to any property securing any of the Obligations or shall have proceeded against the Borrower or any other party primarily or secondarily liable with respect to any of the Obligations;

       g. amend the terms of the Credit Agreement from time to time in any particulars, or

       h. extend loans and other credit accommodations to the Borrower in addition to the Revolving Loan and increase the maximum amount which may be loaned to the Borrower under the Revolving Loan.

       5. Assignments and Participations. The Bank may, without notice to the Borrower or the Guarantor, sell or otherwise assign all or any portion of the Obligations and any participations therein, and upon any such sale or assignment, the transferee shall have the right to enforce this Guaranty to the extent of the transferee's interest directly against the Guarantor as fully as if the transferee were specifically named in the Guaranty as the holder of such interest, but the Bank shall have the unimpaired right to enforce this Guaranty for the benefit of the Bank and for the benefit of any participant in respect of whose participation the Bank has retained such right.

       6. Subrogation Waiver. In order to induce the Bank to make the Loans in reliance, in part, upon this Guaranty, notwithstanding the fact that the Guarantor is an "insider" with respect to the Borrower, as the term "insider" is defined in the Bankruptcy Code, the Guarantor waives for itself, its legal representatives and assigns any right of indemnity, reimbursement or contribution from the Borrower or any other person obligated with respect to any of the Obligations (any such other person being referred to hereafter in this paragraph as a "Co-Obligor") or from the property of the Borrower or from the property of any Co-Obligor, and the Guarantor further waives any right of subrogation to the rights of the Bank against the Borrower or any Co-Obligor or the property of the Borrower or any Co-Obligor which would otherwise arise by virtue of any payment made by the Guarantor to the Bank on account of this Guaranty, whether any such right of indemnity, reimbursement, contribution or subrogation would otherwise arise by virtue of contract, whether express or implied, with any person or as a matter of law or equity, and the Guarantor undertakes on behalf of itself, its legal representatives and assigns that neither the Guarantor nor the Guarantor's legal representatives or assigns will attempt to exercise or accept the benefits of any such right and should the Guarantor or the Guarantor's legal representative or assigns receive any payment or distribution of money or other property on account of such right notwithstanding the provisions of this paragraph, such money or other property shall be held in trust by the recipient for the Bank and shall immediately be delivered to the Bank for application to the Obligations in the same form as received, with the addition only of such endorsements or assignments as may be necessary to perfect the title of the Bank thereto.

       7. Other Waivers. The Guarantor waives: (i) notice of the acceptance of this Guaranty, (ii) notice of the existence and creation of all or any of the Obligations, (iii) notice of nonpayment of any of the Obligations and (iv) diligence by the Bank in collection of the Obligations and the protection of or realization upon any collateral for the Obligations.





                                 Exhibit "E-3"
                               Page 3 of 5 pages

       8. Reinstatement. If any amount which is paid to the Bank by the Borrower or any other party and which is applied by the Bank to the satisfaction of any of the Obligations, is returned by the Bank to the Borrower or such other party or a trustee in Bankruptcy or other legal representative of the Borrower or such other party by virtue of a claim that such payment constituted a voidable preference under the Bankruptcy Code or under any state insolvency law, whether such amount is returned under court order or pursuant to settlement of the claim of preference, then this Guaranty shall be reinstated as to such amount as though such payment to the Bank had never been made and notwithstanding any intervening return or cancellation of any note or other instrument or agreement evidencing the reinstated Obligations.

       9. Miscellaneous. This Guaranty shall be binding upon the Guarantor, upon the Guarantor's legal representatives, successors and assigns. If any provision of this Guaranty is determined to be illegal or unenforceable, such provision shall be deemed to be severable from the balance of the provisions of this Guaranty and the remaining provisions shall be enforceable in accordance with their terms.

       10. Choice of Law. This Guaranty is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.

       11. Corporate Authority. In order to induce the Bank to accept this Guaranty and to make the Loans to the Borrower, the Guarantor represents and warrants to the Bank that: (i) the Guarantor is a corporation organized, existing and in good standing under the laws of the State of Nevada; (ii) execution and delivery of this Guaranty are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action and do not contravene or conflict with any provision of law or of the Articles of Incorporation or By-laws of the Guarantor or of any agreement binding upon the Guarantor or its properties, and (iii) this Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

       Dated:  March 15, 1995

                                           KATHY'S NATURAL FOOD RANCH
                                             MARKET-WEST, INC.

Witness
Signature:                                 By:
          ------------------------------         ------------------------------


          ------------------------------         ------------------------------
            (printed name of Witness)              (printed name and title)

Witness
Signature:
          ------------------------------


          ------------------------------
            (printed name of Witness)





                                 Exhibit "E-3"
                               Page 4 of 5 pages

                                     ANNEX


                         CERTIFICATE REGARDING SOLVENCY


       KATHY'S NATURAL FOOD RANCH MARKET-WEST, INC., a Nevada corporation (the "Guarantor"), by its duly authorized officer, makes the following representations to BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION (the "Bank") and acknowledges that the Bank is entitled to rely and will rely upon these representations, in providing certain financial accommodations to WILD OATS MARKETS, INC., a Delaware corporation, pursuant to a certain Credit Agreement dated March 15, 1995, (the "Credit Agreement").

       1. The assets of the Guarantor at a "fair valuation" within the meaning of the Bankruptcy Code of 1978, as amended, (the "Code") are worth approximately $______________________as of this date.

       2. The liabilities of the Guarantor, including without limitation contingent liabilities to the extent appropriate for consideration in determining whether the Guarantor is "insolvent", within the meaning of the Code, but excluding the Guarantor's contingent liability under the Guaranty Agreement (the "Guaranty") required to be given by the Guarantor under the terms of the Credit Agreement, total approximately $______________________ as of __________________, 19__, the end
               of the last fiscal quarter of the Guarantor.

       3. The Guarantor is not insolvent within the meaning of the Code, after taking into account its contingent liability under the Guaranty.

       4. After taking into account its contingent liability under the Guaranty, the Guarantor has sufficient capital for the operation of its business as presently conducted and at the level of operations contemplated for the foreseeable future. The minimum amount of capital required to support the Guarantor's operations at the level planned for the foreseeable future is $_______________________.

       5. The Guarantor is currently paying its debts as they become due in the ordinary course of its business. After taking into account its contingent liability under the Guaranty, the Guarantor believes that it will be able to continue to pay its debts as they become due in the ordinary course of its business.

       Dated:  ____________________, 19___.


                                        KATHY'S NATURAL FOOD RANCH
                                         MARKET-WEST, INC.


                                        By:
                                                ------------------------------


                                                ------------------------------
                                                (printed name and title)





                                 Exhibit "E-3"
                               Page 5 of 5 pages

                               SECURITY AGREEMENT
      (Equipment, Inventory, Accounts Receivable and General Intangibles)


       THE WILD SIDE, INC., a Colorado corporation (the "Company"), grants to BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION (the "Bank") a security interest in the Company's Equipment, Inventory, Accounts Receivable and General Intangibles, whether now owned and hereafter acquired, and in the proceeds thereof to secure the payment and performance of all of the Obligations. Such security interest is granted on the terms stated in this Security Agreement.

       1. DEFINITIONS. As used in this Security Agreement, the following terms have the meanings indicated when used with the initial letter capitalized:

               (a) "Account Debtor" means a party who is obligated to the Company with respect to any Account Receivable, or General Intangible.

               (b) "Accounts Receivable" or "Account" means any right of the Company to payment for goods sold or leased or for services rendered, whether or not earned by performance.

               (c) "Collateral" means all property or rights in which a security interest is granted under this Security Agreement.

               (d)      "Collateral Account" is used as defined in Paragraph
       10(a).

               (e) "Credit Agreement" means the Credit Agreement between Wild Oats Markets, Inc. and the Bank dated the date of this Security Agreement, as it may be amended from time to time.

               (f) "Default" means an "Event of Default" as defined in the Credit Agreement.

               (g) "Equipment" means all of the furniture, fixtures, machinery and equipment of the Company together with all tools, accessories, parts and accessions now in, attached to or hereafter placed in or added to such property, and any replacements of any such property.

               (h) "General Intangibles" means any personal property (including things in action) other than goods, Accounts, chattel paper, documents, instruments and money.

               (i) "Guaranty Agreement" means the Guaranty Agreement executed by the Company in favor of the Bank and dated the date of this Security Agreement.

               (j) "Inventory" means all goods which are held for sale or lease to customers or which are furnished, have been furnished or are to be furnished under contracts of service, or which are raw materials, work in process or materials used or consumed in the Company's business.

               (k) "Obligations" means all of the obligations of the Company under the Guaranty Agreement.



                                 Exhibit "F-1"
                               Page 1 of 6 pages

       2. FINANCING STATEMENTS. The Company authorizes the Bank at the expense of the Company to execute on its behalf and file a financing statement or statements in those public offices deemed necessary by the Bank to perfect its security interest. Such financing statements may be signed by the Bank alone. In addition, the Company shall execute and deliver any financing statement or other document that the Bank may request to perfect or to further evidence the security interest created by this Security Agreement including, without limitation, any certificate or certificates of title to the Collateral with the security interest of the Bank noted thereon or executed applications for such certificates of title.

       3. LOCATION, INSPECTION AND PROTECTION OF COLLATERAL. Unless the Company gives the Bank not less than ten (10) days prior written notice of additional locations at which Inventory and Equipment shall be kept, all Inventory and Equipment is kept and shall be kept at the address listed in
Schedule I attached hereto. Unless the Company gives the Bank written notice of the location of additional offices where records of the Company relative to Accounts Receivable and General Intangibles are kept, all such records of the Company shall be kept at 1668 Valtec Lane, Boulder, Colorado 80301, which, the Company represents, is also the address of its principal office. The Company shall not keep duplicate Accounts Receivable records at any other address or change the location of its principal office unless the Company gives the Bank not less than 10 days prior written notice of such event. The Company shall, at all reasonable times and in a reasonable manner, allow the officers, attorneys and accountants of the Bank to examine, inspect, photocopy and make abstracts from the Company's books and records and to verify Equipment and Inventory, the latter both as to quantity and quality, and to arrange for verification of Accounts Receivable, under reasonable procedures, directly with the Account Debtors or by other methods. The Company shall also deliver to the Bank upon request any promissory notes or other papers evidencing any Account and any guaranty or collateral together with appropriate endorsements and assignments and any information relating thereto and shall do anything else the Bank may reasonably require to further protect the Bank's interest in the Collateral. If any of the Collateral consists of Equipment normally used in more than one state and the Company intends to use any of such Collateral in any jurisdiction other than a state in which the Company shall have previously advised the Bank such Collateral is to be used, the Company shall not commence use in such other jurisdiction except upon ten (10) days prior written notice to the Bank.

       4. FIXTURES. None of the Collateral is attached to real estate other than real estate described in Schedule I, so as to constitute a fixture. If any Collateral is hereafter so attached to any real estate other than real estate described in Schedule I, notice of the common address, legal description, and name of the owner of record of such real estate shall be furnished to the Bank at least ten (10) days prior to such attachment. If any Collateral is hereafter attached to real estate prior to the perfection of the security interest created by this Security Agreement in such Collateral, the Company shall, on demand, furnish the Bank with a disclaimer of interest in the Collateral executed by each person having an interest in such real estate.

       5. THE COMPANY'S TITLE. The Company has full and clear title to all of the Collateral presently owned and shall have such title to all Collateral hereafter acquired except for the security interest granted by this Security Agreement and any other lien or security interest permitted under the terms of





                                 Exhibit "F-1"
                               Page 2 of 6 pages
the Credit Agreement, and the Company shall keep the Collateral free at all times from any lien or encumbrance except those permitted by the Credit Agreement. No financing statements covering all or any portion of the Collateral is on file at any public office except as may be required or permitted by this Security Agreement and the Credit Agreement.

       6. THE COMPANY'S DUTY TO MAINTAIN THE COLLATERAL. The Company shall keep all tangible Collateral in good order and repair and shall not waste or destroy any of the Collateral. The Company shall not use the Collateral in violation of any statute or ordinance or contrary to the provisions of any policy of insurance thereon.

       7. INSURANCE. In addition to maintaining such insurance on the Collateral as is required by the Credit Agreement, the Company shall, upon the reasonable request of the Bank, keep the Collateral insured against such additional risks, in such amounts and under such policies as the Bank may reasonably require and with such companies as shall be reasonably acceptable to the Bank. All policies providing insurance on the Collateral shall, provide that any loss thereunder shall be payable to the Bank under a standard form of secured lender's loss payable endorsement. The Company authorizes the Bank to endorse on the Company's behalf and to negotiate drafts reflecting proceeds of insurance on the Collateral, provided that the Bank shall remit to the Company such surplus, if any, as remains after the proceeds have been applied at the Bank's option, (a) to the satisfaction of all of the Obligations or to the establishment of a cash collateral account for the Obligations, or (b) to the replacement or repair of the Collateral; provided, however, that so long as no Default exists, and provided further that the Company can demonstrate to the Bank's satisfaction that any proposed replacement or repair of collateral is economically and physically feasible, such proceeds shall be applied, at the Company's option and to the extent necessary, as provided in the foregoing clause (b). Certificates evidencing the existence of all of the insurance required under the Credit Agreement or this Security Agreement shall be furnished to the Bank by the Company and the original policies providing such insurance shall be delivered to the Bank at its request.

       8. ADVANCES TO PROTECT COLLATERAL. Upon failure of the Company to procure any required insurance or to remove any prohibited encumbrance upon the Collateral or if any policy providing any required insurance is cancelled, the Bank may procure such insurance or remove any encumbrance on the Collateral and any amounts expended by the Bank for such purposes shall be immediately due and payable by the Company to the Bank and shall be added to and become a part of the Obligations secured hereby and shall bear interest at the Prime Rate, as defined in the Credit Agreement, plus three percent (3%) per annum.

       9. DEALING WITH COLLATERAL PRIOR TO DEFAULT. Prior to Default and thereafter until the Bank shall notify the Company of the revocation of such authority:

               (a) the Company may, in the ordinary course of business, at its own expense, sell, lease or furnish under contracts of service, any of the Inventory normally held by the Company for such purposes, provided that a sale in the ordinary course of business shall not include a transfer in





                                 Exhibit "F-1"
                               Page 3 of 6 pages
       total or partial satisfaction of a debt, and the Company may use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by it for such purposes;

               (b) the Company shall, at its own expense, endeavor to collect, when due, all amounts due with respect to any Accounts or General Intangibles, and shall take such action with respect to collection as the Bank may reasonably request or, in the absence of such request, as the Company may deem advisable in accordance with sound business practice, and

               (c) the Company may grant, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which such Account Debtor may be entitled, and may accept, in connection therewith, the return of the goods, the sale or lease of which shall have given rise to the obligation of the Account Debtor.

       10. DEALING WITH COLLATERAL AFTER DEFAULT. After Default and upon the request of the Bank:

               (a) the Company shall upon receipt of any checks, drafts, cash or other remittances in payment of Inventory sold or in payment of Accounts Receivable of the Company, deposit the same in a special collateral account (the "Collateral Account") maintained with the Bank; such proceeds shall be deposited in the form received except for the indorsement of the Company when required, which indorsement the Bank is authorized to make on the Company's behalf, and shall be held by the Bank as security for all Obligations;

               (b) the Company shall deliver to the Bank all other instruments and chattel paper which constitute proceeds from the sale of Collateral, whether then held or thereafter acquired, and

               (c) the Company shall keep segregated any such checks, drafts, cash, other instruments, chattel paper or other remittances from any of the Company's other funds or property and shall hold such items in trust for the benefit of the Bank until delivery to the Bank or deposit in the Collateral Account and the Bank may apply all or any portion of the funds on deposit in the Collateral Account against any Obligations in the order of application provided for in the Credit Agreement or, absent such provision, at the discretion of the Bank.

After Default, the Bank may notify any Account Debtor to make payment directly to the Bank of any amounts due or to become due under any Account Receivable, General Intangible instrument or chattel paper and the Bank may enforce the collection of any Account Receivable, General Intangible, instrument or chattel paper in its name or in the name of the Company, by suit or otherwise, and may surrender, release or exchange all or any part thereof or compromise or extend or renew for any period, whether or not longer than the original period, any indebtedness thereunder or evidenced thereby, and any Account Debtor will be fully protected in relying upon the representation of the Bank that it has authority under the terms of this Security Agreement to deal with any Account Receivable, General Intangible, instrument or chattel paper and need not look beyond this Security Agreement and such representation of the Bank to establish the Bank's authority in that regard.





                                 Exhibit "F-1"
                               Page 4 of 6 pages

       11. SUBSTITUTION AND SALE OF EQUIPMENT. The Company may from time to time so long as no Default has occurred and is continuing, substitute items of Equipment so long as any new Equipment becomes subject to the security interest created by this Security Agreement and is subject to no prior liens or security interest other than those permitted by the Credit Agreement. So long as no Default has occurred and is continuing, the Company may, in the ordinary course of its business, sell or otherwise dispose of any items of Equipment for which substitutes have been obtained or which are no longer useful to the Company in its operations, provided that at least 10 days prior written notice of any proposed disposition of any material amount of Equipment in a single or a planned series of transactions is given to the Bank. Upon the request of the Company, the Bank will deliver an appropriate release of its security interest in any item of Equipment disposed of by the Company pursuant to the provisions of this paragraph.

       12. REMEDIES UPON DEFAULT. Upon the occurrence of any Default the Bank shall have with respect to the Collateral, in addition to all rights and remedies specified in the Credit Agreement, this Security Agreement or any other agreement between the Company and the Bank, the remedies of a secured party under the Uniform Commercial Code as in force from time to time in Indiana, regardless of whether the Code in such form has been enacted in the jurisdiction in which any such right or remedy is asserted. Any notice required by law, including but not limited to notice of the intended disposition of all or any portion of the Collateral, shall be deemed reasonably and properly given if given at least l0 days prior to such disposition in the manner prescribed for the giving of notices in the Credit Agreement. Any proceeds of the disposition of any of the Collateral shall be applied first to the payment of the expenses of the retaking, holding, repairing, preparing for sale and sale of the Collateral, including reasonable attorneys' fees and legal expenses in connection therewith and any balance of such proceeds shall be applied by the Bank to the Obligations in such order as the Bank shall determine.

       13. RELATION TO CREDIT AGREEMENT. This Security Agreement is given pursuant to the terms of the Credit Agreement and shall be deemed a part thereof and subject to the terms and conditions of the Credit Agreement.

       14. NOTICES. Any notice required or otherwise given concerning this Security Agreement by either party to the other shall be given as notices are required to be given under the terms of the Credit Agreement.

Dated:  March 15, 1995

                                        THE WILD SIDE, INC.


                                        By:
                                           -------------------------------------


                                           -------------------------------------
                                                (Printed Name and Title)





                                 Exhibit "F-1"
                               Page 5 of 6 pages

                                   SCHEDULE I










                                 Exhibit "F-1"
                               Page 6 of 6 pages

                               SECURITY AGREEMENT
      (Equipment, Inventory, Accounts Receivable and General Intangibles)


       KATHY'S NATURAL FOOD RANCH MARKET, INC., a Nevada corporation (the "Company"), grants to BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION (the "Bank") a security interest in the Company's Equipment, Inventory, Accounts Receivable and General Intangibles, whether now owned and hereafter acquired, and in the proceeds thereof to secure the payment and performance of all of the Obligations. Such security interest is granted on the terms stated in this Security Agreement.

       1. DEFINITIONS. As used in this Security Agreement, the following terms have the meanings indicated when used with the initial letter capitalized:

               (a) "Account Debtor" means a party who is obligated to the Company with respect to any Account Receivable, or General Intangible.

               (b) "Accounts Receivable" or "Account" means any right of the Company to payment for goods sold or leased or for services rendered, whether or not earned by performance.

               (c) "Collateral" means all property or rights in which a security interest is granted under this Security Agreement.

               (d)      "Collateral Account" is used as defined in Paragraph
       10(a).

               (e) "Credit Agreement" means the Credit Agreement between Wild Oats Markets, Inc. and the Bank dated the date of this Security Agreement, as it may be amended from time to time.

               (f) "Default" means an "Event of Default" as defined in the Credit Agreement.

               (g) "Equipment" means all of the furniture, fixtures, machinery and equipment of the Company together with all tools, accessories, parts and accessions now in, attached to or hereafter placed in or added to such property, and any replacements of any such property.

               (h) "General Intangibles" means any personal property (including things in action) other than goods, Accounts, chattel paper, documents, instruments and money.

               (i) "Guaranty Agreement" means the Guaranty Agreement executed by the Company in favor of the Bank and dated the date of this Security Agreement.

               (j) "Inventory" means all goods which are held for sale or lease to customers or which are furnished, have been furnished or are to be furnished under contracts of service, or which are raw materials, work in process or materials used or consumed in the Company's business.

               (k) "Obligations" means all of the obligations of the Company under the Guaranty Agreement.



                                 Exhibit "F-2"
                               Page 1 of 6 pages

       2. FINANCING STATEMENTS. The Company authorizes the Bank at the expense of the Company to execute on its behalf and file a financing statement or statements in those public offices deemed necessary by the Bank to perfect its security interest. Such financing statements may be signed by the Bank alone. In addition, the Company shall execute and deliver any financing statement or other document that the Bank may request to perfect or to further evidence the security interest created by this Security Agreement including, without limitation, any certificate or certificates of title to the Collateral with the security interest of the Bank noted thereon or executed applications for such certificates of title.

       3. LOCATION, INSPECTION AND PROTECTION OF COLLATERAL. Unless the Company gives the Bank not less than ten (10) days prior written notice of additional locations at which Inventory and Equipment shall be kept, all Inventory and Equipment is kept and shall be kept at the address listed in
Schedule I attached hereto. Unless the Company gives the Bank written notice of the location of additional offices where records of the Company relative to Accounts Receivable and General Intangibles are kept, all such records of the Company shall be kept at 1668 Valtec Lane, Boulder, Colorado 80301, which, the Company represents, is also the address of its principal office. The Company shall not keep duplicate Accounts Receivable records at any other address or change the location of its principal office unless the Company gives the Bank not less than 10 days prior written notice of such event. The Company shall, at all reasonable times and in a reasonable manner, allow the officers, attorneys and accountants of the Bank to examine, inspect, photocopy and make abstracts from the Company's books and records and to verify Equipment and Inventory, the latter both as to quantity and quality, and to arrange for verification of Accounts Receivable, under reasonable procedures, directly with the Account Debtors or by other methods. The Company shall also deliver to the Bank upon request any promissory notes or other papers evidencing any Account and any guaranty or collateral together with appropriate endorsements and assignments and any information relating thereto and shall do anything else the Bank may reasonably require to further protect the Bank's interest in the Collateral. If any of the Collateral consists of Equipment normally used in more than one state and the Company intends to use any of such Collateral in any jurisdiction other than a state in which the Company shall have previously advised the Bank such Collateral is to be used, the Company shall not commence use in such other jurisdiction except upon ten (10) days prior written notice to the Bank.

       4. FIXTURES. None of the Collateral is attached to real estate other than real estate described in Schedule I, so as to constitute a fixture. If any Collateral is hereafter so attached to any real estate other than real estate described in Schedule I, notice of the common address, legal description, and name of the owner of record of such real estate shall be furnished to the Bank at least ten (10) days prior to such attachment. If any Collateral is hereafter attached to real estate prior to the perfection of the security interest created by this Security Agreement in such Collateral, the Company shall, on demand, furnish the Bank with a disclaimer of interest in the Collateral executed by each person having an interest in such real estate.

       5. THE COMPANY'S TITLE. The Company has full and clear title to all of the Collateral presently owned and shall have such title to all Collateral hereafter acquired except for the security interest granted by this Security Agreement and any other lien or security interest permitted under the terms of





                                 Exhibit "F-2"
                               Page 2 of 6 pages
the Credit Agreement, and the Company shall keep the Collateral free at all times from any lien or encumbrance except those permitted by the Credit Agreement. No financing statements covering all or any portion of the Collateral is on file at any public office except as may be required or permitted by this Security Agreement and the Credit Agreement.

       6. THE COMPANY'S DUTY TO MAINTAIN THE COLLATERAL. The Company shall keep all tangible Collateral in good order and repair and shall not waste or destroy any of the Collateral. The Company shall not use the Collateral in violation of any statute or ordinance or contrary to the provisions of any policy of insurance thereon.

       7. INSURANCE. In addition to maintaining such insurance on the Collateral as is required by the Credit Agreement, the Company shall, upon the reasonable request of the Bank, keep the Collateral insured against such additional risks, in such amounts and under such policies as the Bank may reasonably require and with such companies as shall be reasonably acceptable to the Bank. All policies providing insurance on the Collateral shall, provide that any loss thereunder shall be payable to the Bank under a standard form of secured lender's loss payable endorsement. The Company authorizes the Bank to endorse on the Company's behalf and to negotiate drafts reflecting proceeds of insurance on the Collateral, provided that the Bank shall remit to the Company such surplus, if any, as remains after the proceeds have been applied at the Bank's option, (a) to the satisfaction of all of the Obligations or to the establishment of a cash collateral account for the Obligations, or (b) to the replacement or repair of the Collateral; provided, however, that so long as no Default exists, and provided further that the Company can demonstrate to the Bank's satisfaction that any proposed replacement or repair of collateral is economically and physically feasible, such proceeds shall be applied, at the Company's option and to the extent necessary, as provided in the foregoing clause (b). Certificates evidencing the existence of all of the insurance required under the Credit Agreement or this Security Agreement shall be furnished to the Bank by the Company and the original policies providing such insurance shall be delivered to the Bank at its request.

       8. ADVANCES TO PROTECT COLLATERAL. Upon failure of the Company to procure any required insurance or to remove any prohibited encumbrance upon the Collateral or if any policy providing any required insurance is cancelled, the Bank may procure such insurance or remove any encumbrance on the Collateral and any amounts expended by the Bank for such purposes shall be immediately due and payable by the Company to the Bank and shall be added to and become a part of the Obligations secured hereby and shall bear interest at the Prime Rate, as defined in the Credit Agreement, plus three percent (3%) per annum.

       9. DEALING WITH COLLATERAL PRIOR TO DEFAULT. Prior to Default and thereafter until the Bank shall notify the Company of the revocation of such authority:

               (a) the Company may, in the ordinary course of business, at its own expense, sell, lease or furnish under contracts of service, any of the Inventory normally held by the Company for such purposes, provided that a sale in the ordinary course of business shall not include a transfer in





                                 Exhibit "F-2"
                               Page 3 of 6 pages
       total or partial satisfaction of a debt, and the Company may use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by it for such purposes;

               (b) the Company shall, at its own expense, endeavor to collect, when due, all amounts due with respect to any Accounts or General Intangibles, and shall take such action with respect to collection as the Bank may reasonably request or, in the absence of such request, as the Company may deem advisable in accordance with sound business practice, and

               (c) the Company may grant, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which such Account Debtor may be entitled, and may accept, in connection therewith, the return of the goods, the sale or lease of which shall have given rise to the obligation of the Account Debtor.

       10. DEALING WITH COLLATERAL AFTER DEFAULT. After Default and upon the request of the Bank:

               (a) the Company shall upon receipt of any checks, drafts, cash or other remittances in payment of Inventory sold or in payment of Accounts Receivable of the Company, deposit the same in a special collateral account (the "Collateral Account") maintained with the Bank; such proceeds shall be deposited in the form received except for the indorsement of the Company when required, which indorsement the Bank is authorized to make on the Company's behalf, and shall be held by the Bank as security for all Obligations;

               (b) the Company shall deliver to the Bank all other instruments and chattel paper which constitute proceeds from the sale of Collateral, whether then held or thereafter acquired, and

               (c) the Company shall keep segregated any such checks, drafts, cash, other instruments, chattel paper or other remittances from any of the Company's other funds or property and shall hold such items in trust for the benefit of the Bank until delivery to the Bank or deposit in the Collateral Account and the Bank may apply all or any portion of the funds on deposit in the Collateral Account against any Obligations in the order of application provided for in the Credit Agreement or, absent such provision, at the discretion of the Bank.

After Default, the Bank may notify any Account Debtor to make payment directly to the Bank of any amounts due or to become due under any Account Receivable, General Intangible instrument or chattel paper and the Bank may enforce the collection of any Account Receivable, General Intangible, instrument or chattel paper in its name or in the name of the Company, by suit or otherwise, and may surrender, release or exchange all or any part thereof or compromise or extend or renew for any period, whether or not longer than the original period, any indebtedness thereunder or evidenced thereby, and any Account Debtor will be fully protected in relying upon the representation of the Bank that it has authority under the terms of this Security Agreement to deal with any Account Receivable, General Intangible, instrument or chattel paper and need not look beyond this Security Agreement and such representation of the Bank to establish the Bank's authority in that regard.





                                 Exhibit "F-2"
                               Page 4 of 6 pages

       11. SUBSTITUTION AND SALE OF EQUIPMENT. The Company may from time to time so long as no Default has occurred and is continuing, substitute items of Equipment so long as any new Equipment becomes subject to the security interest created by this Security Agreement and is subject to no prior liens or security interest other than those permitted by the Credit Agreement. So long as no Default has occurred and is continuing, the Company may, in the ordinary course of its business, sell or otherwise dispose of any items of Equipment for which substitutes have been obtained or which are no longer useful to the Company in its operations, provided that at least 10 days prior written notice of any proposed disposition of any material amount of Equipment in a single or a planned series of transactions is given to the Bank. Upon the request of the Company, the Bank will deliver an appropriate release of its security interest in any item of Equipment disposed of by the Company pursuant to the provisions of this paragraph.

       12. REMEDIES UPON DEFAULT. Upon the occurrence of any Default the Bank shall have with respect to the Collateral, in addition to all rights and remedies specified in the Credit Agreement, this Security Agreement or any other agreement between the Company and the Bank, the remedies of a secured party under the Uniform Commercial Code as in force from time to time in Indiana, regardless of whether the Code in such form has been enacted in the jurisdiction in which any such right or remedy is asserted. Any notice required by law, including but not limited to notice of the intended disposition of all or any portion of the Collateral, shall be deemed reasonably and properly given if given at least l0 days prior to such disposition in the manner prescribed for the giving of notices in the Credit Agreement. Any proceeds of the disposition of any of the Collateral shall be applied first to the payment of the expenses of the retaking, holding, repairing, preparing for sale and sale of the Collateral, including reasonable attorneys' fees and legal expenses in connection therewith and any balance of such proceeds shall be applied by the Bank to the Obligations in such order as the Bank shall determine.

       13. RELATION TO CREDIT AGREEMENT. This Security Agreement is given pursuant to the terms of the Credit Agreement and shall be deemed a part thereof and subject to the terms and conditions of the Credit Agreement.

       14. NOTICES. Any notice required or otherwise given concerning this Security Agreement by either party to the other shall be given as notices are required to be given under the terms of the Credit Agreement.

Dated:  March 15, 1995

                                        KATHY'S NATURAL FOOD RANCH MARKET, INC.


                                        By:
                                           -------------------------------------


                                           -------------------------------------
                                                (Printed Name and Title)





                                 Exhibit "F-2"
                               Page 5 of 6 pages

                                   SCHEDULE I


- --------------------------------------------------------------------------------
                                   Schedule I

                       Names and addresses of all stores,
                       warehouses, bakeries and kitchens

                    KATHY'S NATURAL FOOD RANCH MARKET, INC.
                                 STORE LISTING
- --------------------------------------------------------------------------------

WILD OATS LAS VEGAS
EAST
3455 East Flamingo
Las Vegas, NV 89121-5099


                                 Exhibit "F-2"
                               Page 6 of 6 pages

                               SECURITY AGREEMENT
      (Equipment, Inventory, Accounts Receivable and General Intangibles)


       KATHY'S NATURAL FOOD RANCH MARKET-WEST, INC., a Nevada corporation (the "Company"), grants to BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION (the "Bank") a security interest in the Company's Equipment, Inventory, Accounts Receivable and General Intangibles, whether now owned and hereafter acquired, and in the proceeds thereof to secure the payment and performance of all of the Obligations. Such security interest is granted on the terms stated in this Security Agreement.

       1. DEFINITIONS. As used in this Security Agreement, the following terms have the meanings indicated when used with the initial letter capitalized:

               (a) "Account Debtor" means a party who is obligated to the Company with respect to any Account Receivable, or General Intangible.

               (b) "Accounts Receivable" or "Account" means any right of the Company to payment for goods sold or leased or for services rendered, whether or not earned by performance.

               (c) "Collateral" means all property or rights in which a security interest is granted under this Security Agreement.

               (d)      "Collateral Account" is used as defined in Paragraph
       10(a).

               (e) "Credit Agreement" means the Credit Agreement between Wild Oats Markets, Inc. and the Bank dated the date of this Security Agreement, as it may be amended from time to time.

               (f) "Default" means an "Event of Default" as defined in the Credit Agreement.

               (g) "Equipment" means all of the furniture, fixtures, machinery and equipment of the Company together with all tools, accessories, parts and accessions now in, attached to or hereafter placed in or added to such property, and any replacements of any such property.

               (h) "General Intangibles" means any personal property (including things in action) other than goods, Accounts, chattel paper, documents, instruments and money.

               (i) "Guaranty Agreement" means the Guaranty Agreement executed by the Company in favor of the Bank and dated the date of this Security Agreement.

               (j) "Inventory" means all goods which are held for sale or lease to customers or which are furnished, have been furnished or are to be furnished under contracts of service, or which are raw materials, work in process or materials used or consumed in the Company's business.

               (k) "Obligations" means all of the obligations of the Company under the Guaranty Agreement.



                                 Exhibit "F-3"
                               Page 1 of 6 pages

       2. FINANCING STATEMENTS. The Company authorizes the Bank at the expense of the Company to execute on its behalf and file a financing statement or statements in those public offices deemed necessary by the Bank to perfect its security interest. Such financing statements may be signed by the Bank alone. In addition, the Company shall execute and deliver any financing statement or other document that the Bank may request to perfect or to further evidence the security interest created by this Security Agreement including, without limitation, any certificate or certificates of title to the Collateral with the security interest of the Bank noted thereon or executed applications for such certificates of title.

       3. LOCATION, INSPECTION AND PROTECTION OF COLLATERAL. Unless the Company gives the Bank not less than ten (10) days prior written notice of additional locations at which Inventory and Equipment shall be kept, all Inventory and Equipment is kept and shall be kept at the address listed in
Schedule I attached hereto. Unless the Company gives the Bank written notice of the location of additional offices where records of the Company relative to Accounts Receivable and General Intangibles are kept, all such records of the Company shall be kept at 1668 Valtec Lane, Boulder, Colorado 80301, which, the Company represents, is also the address of its principal office. The Company shall not keep duplicate Accounts Receivable records at any other address or change the location of its principal office unless the Company gives the Bank not less than 10 days prior written notice of such event. The Company shall, at all reasonable times and in a reasonable manner, allow the officers, attorneys and accountants of the Bank to examine, inspect, photocopy and make abstracts from the Company's books and records and to verify Equipment and Inventory, the latter both as to quantity and quality, and to arrange for verification of Accounts Receivable, under reasonable procedures, directly with the Account Debtors or by other methods. The Company shall also deliver to the Bank upon request any promissory notes or other papers evidencing any Account and any guaranty or collateral together with appropriate endorsements and assignments and any information relating thereto and shall do anything else the Bank may reasonably require to further protect the Bank's interest in the Collateral. If any of the Collateral consists of Equipment normally used in more than one state and the Company intends to use any of such Collateral in any jurisdiction other than a state in which the Company shall have previously advised the Bank such Collateral is to be used, the Company shall not commence use in such other jurisdiction except upon ten (10) days prior written notice to the Bank.

       4. FIXTURES. None of the Collateral is attached to real estate other than real estate described in Schedule I, so as to constitute a fixture. If any Collateral is hereafter so attached to any real estate other than real estate described in Schedule I, notice of the common address, legal description, and name of the owner of record of such real estate shall be furnished to the Bank at least ten (10) days prior to such attachment. If any Collateral is hereafter attached to real estate prior to the perfection of the security interest created by this Security Agreement in such Collateral, the Company shall, on demand, furnish the Bank with a disclaimer of interest in the Collateral executed by each person having an interest in such real estate.

       5. THE COMPANY'S TITLE. The Company has full and clear title to all of the Collateral presently owned and shall have such title to all Collateral hereafter acquired except for the security interest granted by this Security Agreement and any other lien or security interest permitted under the terms of





                                 Exhibit "F-3"
                               Page 2 of 6 pages
the Credit Agreement, and the Company shall keep the Collateral free at all times from any lien or encumbrance except those permitted by the Credit Agreement. No financing statements covering all or any portion of the Collateral is on file at any public office except as may be required or permitted by this Security Agreement and the Credit Agreement.

       6. THE COMPANY'S DUTY TO MAINTAIN THE COLLATERAL. The Company shall keep all tangible Collateral in good order and repair and shall not waste or destroy any of the Collateral. The Company shall not use the Collateral in violation of any statute or ordinance or contrary to the provisions of any policy of insurance thereon.

       7. INSURANCE. In addition to maintaining such insurance on the Collateral as is required by the Credit Agreement, the Company shall, upon the reasonable request of the Bank, keep the Collateral insured against such additional risks, in such amounts and under such policies as the Bank may reasonably require and with such companies as shall be reasonably acceptable to the Bank. All policies providing insurance on the Collateral shall, provide that any loss thereunder shall be payable to the Bank under a standard form of secured lender's loss payable endorsement. The Company authorizes the Bank to endorse on the Company's behalf and to negotiate drafts reflecting proceeds of insurance on the Collateral, provided that the Bank shall remit to the Company such surplus, if any, as remains after the proceeds have been applied at the Bank's option, (a) to the satisfaction of all of the Obligations or to the establishment of a cash collateral account for the Obligations, or (b) to the replacement or repair of the Collateral; provided, however, that so long as no Default exists, and provided further that the Company can demonstrate to the Bank's satisfaction that any proposed replacement or repair of collateral is economically and physically feasible, such proceeds shall be applied, at the Company's option and to the extent necessary, as provided in the foregoing clause (b). Certificates evidencing the existence of all of the insurance required under the Credit Agreement or this Security Agreement shall be furnished to the Bank by the Company and the original policies providing such insurance shall be delivered to the Bank at its request.

       8. ADVANCES TO PROTECT COLLATERAL. Upon failure of the Company to procure any required insurance or to remove any prohibited encumbrance upon the Collateral or if any policy providing any required insurance is cancelled, the Bank may procure such insurance or remove any encumbrance on the Collateral and any amounts expended by the Bank for such purposes shall be immediately due and payable by the Company to the Bank and shall be added to and become a part of the Obligations secured hereby and shall bear interest at the Prime Rate, as defined in the Credit Agreement, plus three percent (3%) per annum.

       9. DEALING WITH COLLATERAL PRIOR TO DEFAULT. Prior to Default and thereafter until the Bank shall notify the Company of the revocation of such authority:

               (a) the Company may, in the ordinary course of business, at its own expense, sell, lease or furnish under contracts of service, any of the Inventory normally held by the Company for such purposes, provided that a sale in the ordinary course of business shall not include a transfer in





                                 Exhibit "F-3"
                               Page 3 of 6 pages
       total or partial satisfaction of a debt, and the Company may use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by it for such purposes;

               (b) the Company shall, at its own expense, endeavor to collect, when due, all amounts due with respect to any Accounts or General Intangibles, and shall take such action with respect to collection as the Bank may reasonably request or, in the absence of such request, as the Company may deem advisable in accordance with sound business practice, and

               (c) the Company may grant, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which such Account Debtor may be entitled, and may accept, in connection therewith, the return of the goods, the sale or lease of which shall have given rise to the obligation of the Account Debtor.

       10. DEALING WITH COLLATERAL AFTER DEFAULT. After Default and upon the request of the Bank:

               (a) the Company shall upon receipt of any checks, drafts, cash or other remittances in payment of Inventory sold or in payment of Accounts Receivable of the Company, deposit the same in a special collateral account (the "Collateral Account") maintained with the Bank; such proceeds shall be deposited in the form received except for the indorsement of the Company when required, which indorsement the Bank is authorized to make on the Company's behalf, and shall be held by the Bank as security for all Obligations;

               (b) the Company shall deliver to the Bank all other instruments and chattel paper which constitute proceeds from the sale of Collateral, whether then held or thereafter acquired, and

               (c) the Company shall keep segregated any such checks, drafts, cash, other instruments, chattel paper or other remittances from any of the Company's other funds or property and shall hold such items in trust for the benefit of the Bank until delivery to the Bank or deposit in the Collateral Account and the Bank may apply all or any portion of the funds on deposit in the Collateral Account against any Obligations in the order of application provided for in the Credit Agreement or, absent such provision, at the discretion of the Bank.

After Default, the Bank may notify any Account Debtor to make payment directly to the Bank of any amounts due or to become due under any Account Receivable, General Intangible instrument or chattel paper and the Bank may enforce the collection of any Account Receivable, General Intangible, instrument or chattel paper in its name or in the name of the Company, by suit or otherwise, and may surrender, release or exchange all or any part thereof or compromise or extend or renew for any period, whether or not longer than the original period, any indebtedness thereunder or evidenced thereby, and any Account Debtor will be fully protected in relying upon the representation of the Bank that it has authority under the terms of this Security Agreement to deal with any Account Receivable, General Intangible, instrument or chattel paper and need not look beyond this Security Agreement and such representation of the Bank to establish the Bank's authority in that regard.





                                 Exhibit "F-3"
                               Page 4 of 6 pages

       11. SUBSTITUTION AND SALE OF EQUIPMENT. The Company may from time to time so long as no Default has occurred and is continuing, substitute items of Equipment so long as any new Equipment becomes subject to the security interest created by this Security Agreement and is subject to no prior liens or security interest other than those permitted by the Credit Agreement. So long as no Default has occurred and is continuing, the Company may, in the ordinary course of its business, sell or otherwise dispose of any items of Equipment for which substitutes have been obtained or which are no longer useful to the Company in its operations, provided that at least 10 days prior written notice of any proposed disposition of any material amount of Equipment in a single or a planned series of transactions is given to the Bank. Upon the request of the Company, the Bank will deliver an appropriate release of its security interest in any item of Equipment disposed of by the Company pursuant to the provisions of this paragraph.

       12. REMEDIES UPON DEFAULT. Upon the occurrence of any Default the Bank shall have with respect to the Collateral, in addition to all rights and remedies specified in the Credit Agreement, this Security Agreement or any other agreement between the Company and the Bank, the remedies of a secured party under the Uniform Commercial Code as in force from time to time in Indiana, regardless of whether the Code in such form has been enacted in the jurisdiction in which any such right or remedy is asserted. Any notice required by law, including but not limited to notice of the intended disposition of all or any portion of the Collateral, shall be deemed reasonably and properly given if given at least l0 days prior to such disposition in the manner prescribed for the giving of notices in the Credit Agreement. Any proceeds of the disposition of any of the Collateral shall be applied first to the payment of the expenses of the retaking, holding, repairing, preparing for sale and sale of the Collateral, including reasonable attorneys' fees and legal expenses in connection therewith and any balance of such proceeds shall be applied by the Bank to the Obligations in such order as the Bank shall determine.

       13. RELATION TO CREDIT AGREEMENT. This Security Agreement is given pursuant to the terms of the Credit Agreement and shall be deemed a part thereof and subject to the terms and conditions of the Credit Agreement.

       14. NOTICES. Any notice required or otherwise given concerning this Security Agreement by either party to the other shall be given as notices are required to be given under the terms of the Credit Agreement.

Dated:  March 15, 1995

                                        KATHY'S NATURAL FOOD RANCH
                                          MARKET-WEST, INC.


                                        By:
                                           -------------------------------------


                                           -------------------------------------
                                                (Printed Name and Title)





                                 Exhibit "F-3"
                               Page 5 of 6 pages

                                   SCHEDULE I


- --------------------------------------------------------------------------------
                                   Schedule I

                       Names and addresses of all stores,
                       warehouses, bakeries and kitchens

                    KATHY'S NATURAL FOOD RANCH MARKET-WEST,
                               INC. STORE LISTING
- --------------------------------------------------------------------------------

WILD OATS LAS VEGAS
WEST
6720 West Sahara
Las Vegas, NV 89102-2964



                                 Exhibit "F-3"
                               Page 6 of 6 pages

                            SUBORDINATION AGREEMENT


       WILD OATS MARKETS, INC., a Delaware corporation (the "Company"), BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION, a national banking association (the "Bank"), and _____________________________, a resident of _______________ (the
"Junior Creditor"), agree as follows:

       1. Background -- Definitions. This Agreement is made in the context of the following agreed state of facts:

       a. The Bank and the Company are parties to a Credit Agreement dated the date of this Subordination Agreement under the terms of which the Bank will extend a revolving line of credit (the "Revolving Loan") to the Company for loans up to a maximum outstanding principal amount of $20,000,000.00. The Revolving Loan is hereafter referred to as the "Loan." All obligations of the Company to the Bank on account of the Loan, whether such obligations now exist or arise hereafter, including principal, interest and expenses of collection, and including any obligations on account of any extension, renewal or restructuring of the Loan, are hereafter referred to as the "Senior Obligations."

       b. The Company is indebted to the Junior Creditor in the principal amount of $________________. The indebtedness of the Company to the Junior Creditor is represented by the promissory note of the Company dated ____________________ (the "Subordinated Note"). Any promissory note which may hereafter be given by the Company to the Junior Creditor to replace the Subordinated Note or to represent any extension, renewal or restructuring of the indebtedness now represented by the Subordinated Note is hereafter referred to as a "Substitute Subordinated Note." All obligations of the Company to the Junior Creditor now represented by the Subordinated Note or any Substitute Subordinated Note are hereafter referred to as the "Junior Obligations."

As used in this Agreement, the term "Loan Document" means any instrument or document which evidences or secures the Loan or which expresses an agreement between the Company and the Bank as to terms applicable to the Loan. As used in this Agreement, the term "Default" means an Event of Default or Unmatured Event of Default as those terms are defined in the Credit Agreement and includes, without limitation, not only failure of the Company to pay any installment of principal or interest on the Loan when due, but also failure of the Company to observe certain covenants contained in the Credit Agreement, including financial covenants. As used in this Agreement, the term "Insolvency Proceeding" means any proceeding, whether voluntary or involuntary, for the distribution, division or application of assets of the Company or the proceeds thereof, regardless of whether such proceeding is for the liquidation, dissolution, winding up of affairs, reorganization or arrangement of the obligations of the Company, or for a composition among the creditors of the Company and whether in bankruptcy or in connection with a receivership or under an assignment for the benefit of the Creditors of the Company or otherwise including, without limitation, any meeting of Creditors of the Company in connection with any such proceeding.


                                  Exhibit "G"
                               Page 1 of 4 pages

       2. Subordination. The Junior Obligations are and shall hereafter be subordinate and inferior in right of payment to all of the Senior Obligations. Notwithstanding any provision to the contrary contained in the Subordinated Note or any other agreement between the Company and the Junior Creditor with respect to the Junior Obligations, the Company shall not make and shall not be required to make any payment on account of the principal of or interest on the Junior Obligations until the Senior Obligations have been paid in full and the Bank has no further obligation to make additional advances to the Company under the Revolving Loan, including advances made pursuant to any extension of the term of the Revolving Loan, provided that the Company may make the regularly scheduled payments of principal and interest provided for under the terms of the Subordinated Note so long as no Default has occurred and is continuing or would occur as a result of such payment, and provided further that no such payment shall be made more than ten (10) days prior to its regularly scheduled due date. The Company shall not be required to perform or omit any other act otherwise required to be performed or omitted under the terms of the Subordinated Note or otherwise with respect to the Junior Obligations at any time such performance or omission would result in the occurrence of a Default. The due date for any payment or performance of any Junior Obligation shall be deemed to be extended during any period in which such payment or performance is prevented by the provisions of this Agreement, and no cause of action against the Company will accrue to the Junior Creditor or any subsequent holder of the Junior Obligations during the continuance of any such extension.

       3. Improper Payment. Any amount paid by the Company to the Junior Creditor in violation of any provision of this Agreement shall be received in trust by the Junior Creditor for the benefit of the Bank and shall, with or without demand, be immediately delivered by the Junior Creditor to the Bank in the same form in which received, with the addition only of such endorsements or assignments as may be necessary to perfect the title of the Bank to such payment. Such amounts may be applied by the Bank to any item of the Senior Obligations in such order as the Bank in its discretion shall determine or may be returned to the Company at the Bank's discretion. Upon the request of the Bank, the Company and the Junior Creditor will execute such documents and perform all such other acts as may reasonably be required to rescind premature performance of any Junior Obligation and to reestablish, to the maximum extent practical, the status quo prior to such premature performance.

       4. Authority of Bank to Act for Junior Creditor. The Junior Creditor appoints the Bank or, at the Bank's discretion any officer of the Bank, as the Junior Creditor's attorney-in-fact, with full power of substitution, and with the exclusive right and power to enforce claims arising on account of the Junior Obligations by proof of debt, proof of claim or otherwise in any Insolvency Proceeding; to collect any assets of the Company distributed in any such Proceeding by way of dividend or otherwise, and to receive any securities of the Company or of any reorganized entity emerging from any Insolvency Proceeding, which securities are issued and distributed on account of the Junior Obligations; to vote claims of the Junior Creditor arising on account of the Junior Obligations in any Insolvency Proceeding and to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension in any Insolvency Proceeding; to execute any endorsement or assignment of the Subordinated Note or any Substitute Subordinated Note required in connection with any Insolvency Proceeding, and





                                  Exhibit "G"
                               Page 2 of 4 pages
generally to take any action in connection with any Insolvency Proceeding which the Junior Creditor would be authorized to take but for this Agreement. Any action taken by the Bank or the Bank's officer pursuant to the power of attorney granted under the terms of this Paragraph shall be taken for the use and benefit of the Bank, and may be taken in the name of the Bank or in the name of the Junior Creditor and without notice to the Junior Creditor. Such power of attorney is a power coupled with an interest and shall be irrevocable until all of the Senior Obligations have been satisfied in full and until the Bank is no longer under any obligation under the terms of the Credit Agreement to make any further loan or advance to the Company.

       5. Distributions in Liquidation. In the event of the liquidation of the Company or the distribution of any of its assets or the securities of any successor on account of any liquidation, bankruptcy, receivership, reorganization, assignment for the benefit of creditors or similar proceeding, the Junior Creditor shall not be entitled to any payment or distribution on account of any Junior Obligation until all Senior Obligations have been satisfied in full, and the Junior Creditor shall receive any money, securities or other property distributed in any such proceeding to the Junior Creditor on account of Junior Obligations in trust for the benefit of the Bank and shall deliver any such property to the Bank in the same form as received, adding only such endorsements or assignments as may be necessary to perfect the title of the Bank to such property, for application to the satisfaction of the Senior Obligations in such order as the Bank in its discretion may determine. Any excess of such property remaining after satisfaction of all of the Senior Obligations shall be returned to the Junior Creditor. The Bank may liquidate any noncash property received from the Junior Creditor because of any provision of this Section in the manner in which collateral may be liquidated under the terms of the Uniform Commercial Code as enacted in the State of Indiana, and such property may be liquidated in any order that the Bank shall determine in the exercise of the Bank's sole discretion.

       6. Subordination Absolute. The subordination of the Junior Obligations to the Senior Obligations effected by this Subordination Agreement shall be absolute and the Bank may from time to time, without the consent of or notice to the Junior Creditor and without affecting the subordination of the Junior Obligations to the Senior Obligations: (i) obtain a security interest in any property to secure any of the Senior Obligations; (ii) obtain the primary or secondary liability of any party or parties in addition to the Company with respect to any of the Senior Obligations; (iii) extend or renew any of the Senior Obligations for any period beyond their original due dates;
(iv) release or compromise any liability of any other party or parties primarily or secondarily liable with respect to any of the Senior Obligations;
(v) release any security interest that the Bank might now have or hereafter obtain in any property securing any of the Senior Obligations and permit any substitution or exchange of any such property; (vi) extend loans and other credit accommodations to the Company in addition to the Revolving Loan and increase the maximum amount which may be loaned to the Company under the Revolving Loan.

       7. Notice of Subordination. The Company and the Junior Creditor shall, contemporaneously with the execution of this Agreement, cause the following legend to be placed on the face of the Subordinated Note:





                                  Exhibit "G"
                               Page 3 of 4 pages

               This Promissory Note is subject to a Subordination Agreement dated March 15, 1995, in favor of BANK ONE, INDIANAPOLIS, National Association.

       A photocopy of the Note with such legend endorsed thereon shall immediately be delivered to the Bank. The same legend shall be placed on any Substitute Subordinated Note before it is delivered to the Junior Creditor and a photocopy of any Substitute Subordinated Note shall be delivered to the Bank immediately upon its execution and delivery to the Junior Creditor.

       8. Successors and Assigns. This Agreement shall be binding upon the Company and the Junior Creditor and the Junior Creditor's successors in interest to the Subordinated Note and any Substitute Subordinated Note and the Junior Obligations and shall inure to the benefit of the Bank and its successors and assigns.

       9. Severability. If any provision of this Agreement is determined to be illegal or unenforceable, such provision shall be deemed to be severable from the balance of the provisions of this Agreement and the remaining provisions shall be enforceable in accordance with their terms.

       10. Governing Law. This Agreement is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.

Dated:  March 15, 1995


                                        WILD OATS MARKETS, INC.

                                        By:
                                            -------------------------------


                                            -------------------------------
                                                (Printed Name and Title)


                                        BANK ONE, INDIANAPOLIS,
                                          NATIONAL ASSOCIATION

                                        By:
                                             -----------------------------
                                             Efthimios P. Sotos, Assistant
                                             Vice President




                                         (Printed Name)  (Junior Creditor)





                                  Exhibit "G"
                               Page 4 of 4 pages